UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00066

American Balanced Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Michael W. Stockton

American Balanced Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Find balance in the
midst of change.

Special feature page 6

American Balanced Fund® Annual report for the year ended December 31, 2016

American Balanced Fund seeks conservation of capital, current income and long-term growth of capital and income.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsreitrement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of January 31, 2017, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.61%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.61%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature

6	Balancing risk and reward in a challenging environment.

Contents
1	Letter to investors
4	The value of a long-term perspective
11	Summary investment portfolio
16	Financial statements
35	Board of trustees and other officers

Fellow investors:

Volatility was an obvious issue for many of us in 2016. The U.S. stock market opened the year with its worst-ever start and yet managed to recover, hitting record highs by July and again in December. Those who remained invested through market fluctuations resulting from, among other things, global unrest, shifting oil prices, the U.K.’s decision to leave the European Union and a stormy presidential election cycle, were ultimately rewarded. The Dow Jones Industrial Average closed the year with a 16.40% gain.

American Balanced Fund (AMBAL) continued to serve its shareholders well, gaining 8.62% for the 12-month period ended December 31, 2016.

In comparison, the 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index and the Lipper Balanced Funds Index — two broad benchmark measures for balanced funds — trailed, with one-year returns of 8.31% and 7.20%, respectively. From a longer term perspective, we are pleased to report that AMBAL’s five-, 10-year and lifetime results were 10.82%, 6.52% and 10.65%, respectively, and that they continue to outpace the long-term results of both the balanced fund index and the 60%/40% blend. (See “Results at a glance” below.)

Such results may be one of the reasons why Kiplinger listed AMBAL as one of the “26 best funds for your retirement nest egg.”*

AMBAL Highlights

Clearly, 2016 was a good reminder to all investors of the importance of diversification.

By investing in a strategic blend of equities and fixed income, AMBAL pursues its objectives of conservation of capital, current income and long-term growth of

*	Kiplinger.com, November 2016

Results at a glance

For periods ended December 31, 2016, with all distributions reinvested

	Cumulative	Average annual
	total returns	total returns
				Lifetime
	1 year	5 years	10 years	(since 7/26/75)[1]

AMBAL (Class A shares)	8.62%	10.82%	6.52%	10.65%
60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index[2,3]	8.31	9.69	6.21	10.11
Lipper Balanced Funds Index[4]	7.20	8.32	5.01	9.73

The market indexes shown in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	Date Capital Research and Management Company began managing the fund.
[2]	Sources: Bloomberg Index Services Ltd. and S&P Dow Jones Indices LLC. Blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly.
[3]	Source: Bloomberg Index Services Ltd. The Bloomberg Barclays U.S. Aggregate Index did not exist until December 31, 1975. For the period between July 31, 1975, and December 31, 1975, Bloomberg Barclays Government/Credit Bond Index results were used. The Bloomberg Barclays indexes are based on July 31, 1975, index value.
[4]	Source: Thomson Reuters Lipper. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.

American Balanced Fund	1

capital and income. We believe that our investment process, the Capital SystemSM — supported by an extensive global research effort — provides a structure for superior long-term results.

In addition, three factors played a critical role in helping us achieve AMBAL’s results for the year: a dynamic asset allocation, careful investment selection and a fixed income component that served as a cushion to counter equity volatility.

Asset allocation: We have the ability to adjust AMBAL’s equity allocation from a minimum of 50% to a maximum of 75% of the overall portfolio. Over the course of the fund’s history, we have taken full advantage of that flexibility, based on market conditions, and will continue to do so in the future.

In 2013, for example, the fund ended the year with 74% equities after the U.S. economy had recovered and equity valuations seemed attractive. However, over the past three years, with an eye toward capital preservation, we have steadily reduced equities and increased our positions in fixed income. At one point in 2016, the equity allocation was as low as 53% and ended the year at 62%. These movements reflect, generally, the investment team’s collective input. (See page 8 for additional commentary on our approach to asset allocation.)

Securities selection: On the equity side of the portfolio, we increased our holdings in energy with a focus on integrated oil and service companies. Energy, the weakest S&P 500 sector in 2015, began a recovery after the first quarter of 2016 and proved to be a strong contributor to AMBAL for the year. In particular, our investment in Royal Dutch Shell, one of the world’s largest integrated oil companies, boosted results as the company benefited from rising oil prices as well as expectations for improved results from upstream operations. Also additive to returns were select investments among health care companies and consumer discretionary companies — notably, Comcast, which was a top contributor to the portfolio. While shareholders may recognize Comcast as a major U.S. cable company, it is also an innovator in entertainment and online communication services.

There were also investment opportunities that didn’t produce as anticipated. Our investment selection among financial companies diminished AMBAL’s returns, with Wells Fargo among the largest detractors. While Wells Fargo had its difficulties this year, we continue to be optimistic about the stock for the long term. Additionally, a smaller position in telecommunications than the broader market was a drag on relative returns.

Fixed income: Overall, the fixed income portfolio did exactly what it is intended to do — mitigate the downside volatility of equity holdings and add stability to the shareholder experience. During periods of extreme volatility, bonds tend to do better than equities. This year, our higher-than-index weighting to investment-grade corporate bonds bolstered returns. An overweight position in Treasuries, while a drag on results, was offset by strong security selection among Treasury investments, specifically holdings in Treasury Inflation Protected Securities (TIPS).

Bond investors experienced a bit of déjà vu in 2016, waiting for news of the next interest rate hike by the Federal Reserve. Such was also the case in 2015 as investors balanced expectations for a hike with concerns over the path and pace of further similar actions down the road. In both instances, the increase was announced in December, an expression of confidence in the U.S. economy.

Looking forward

We are guardedly optimistic about the direction of the market and potential investment opportunities we may find in 2017.

On the heels of a volatile year, AMBAL’s popularity has continued to grow. We welcome our many new shareholders and would like to assure all of our investors that we will continue to follow our prudent approach to investing that has characterized American Balanced Fund for over 40 years. We look forward to reporting to you again in six months’ time.

Sincerely,

Gregory D. Johnson
Vice Chairman of the Board and President

February 8, 2017

For current information about the fund, visit americanfunds.com.

2	American Balanced Fund

History of American Balanced Fund

A historical view of the comparative total returns of stocks, bonds, AMBAL and its relevant indexes (July 26, 1975, to December 31, 2016)

Total	U.S.	U.S.	60%/40%	Lipper Balanced	American
returns (through December 31)	stocks	bonds	S&P/BBC Index	Funds Index	Balanced Fund
1975 (from July 26)	3.14%	5.58%	4.16%	3.40%	5.58%
1976	23.93	15.60	20.74	26.03	25.98
1977	–7.16	3.04	–3.13	–0.72	0.70
1978	6.57	1.39	4.74	4.80	6.21
1979	18.61	1.93	11.77	14.67	7.63
1980	32.50	2.71	20.43	19.70	14.36
1981	–4.92	6.25	–0.47	1.86	4.40
1982	21.55	32.62	26.19	30.63	29.36
1983	22.56	8.36	16.76	17.44	16.11
1984	6.27	15.15	9.96	7.46	9.36
1985	31.73	22.10	27.94	29.83	29.11
1986	18.67	15.26	17.61	18.43	16.87
1987	5.25	2.76	5.65	4.13	4.02
1988	16.61	7.89	13.10	11.18	12.87
1989	31.69	14.53	24.75	19.70	21.53
1990	–3.10	8.96	1.81	0.66	–1.57
1991	30.47	16.00	24.77	25.83	24.69
1992	7.62	7.40	7.59	7.46	9.48
1993	10.08	9.75	9.99	11.95	11.27
1994	1.32	–2.92	–0.33	–2.05	0.34
1995	37.58	18.47	29.66	24.89	27.13
1996	22.96	3.63	14.97	13.05	13.16
1997	33.36	9.65	23.62	20.30	21.04
1998	28.58	8.69	20.99	15.09	11.13
1999	21.04	–0.82	12.00	8.98	3.47
2000	–9.10	11.63	–1.00	2.39	15.85
2001	–11.89	8.44	–3.71	–3.24	8.19
2002	–22.10	10.26	–9.82	–10.69	–6.27
2003	28.68	4.10	18.48	19.94	22.82
2004	10.88	4.34	8.30	8.99	8.92
2005	4.91	2.43	4.00	5.20	3.12
2006	15.79	4.33	11.12	11.60	11.80
2007	5.49	6.97	6.22	6.53	6.60
2008	–37.00	5.24	–22.06	–26.18	–25.73
2009	26.46	5.93	18.40	23.35	21.08
2010	15.06	6.54	12.13	11.90	13.02
2011	2.11	7.84	4.69	0.74	3.82
2012	16.00	4.21	11.31	11.94	14.19
2013	32.39	–2.02	17.56	16.39	21.73
2014	13.69	5.97	10.62	7.21	8.85
2015	1.38	0.55	1.28	–0.42	1.72
2016	11.96	2.65	8.31	7.20	8.62
Average annual total returns	11.33%	7.61%	10.11%	9.73%	10.65%
Volatility	14.82%	5.39%	9.59%	9.99%	9.59%

Figures assume reinvestment of all distributions.

Sources: Stocks — S&P Dow Jones Indices LLC.; Bonds — Bloomberg Index Services Ltd. Bloomberg Barclays U.S. Aggregate Index. Bloomberg Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. For the period July 31, 1975, to December 31, 1975, Bloomberg Barclays Government/Credit Bond Index was used.

The 60%/40% S&P/BBC Index blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. The portfolio is rebalanced monthly.

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Source: Thomson Reuters Lipper. The Lipper Balanced Funds Index is an equally weighted index of the 30 largest U.S. balanced funds.

Capital Research and Management Company became the fund’s investment adviser on July 26, 1975.

Volatility is calculated using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility.

American Balanced Fund	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[4]	Source: S&P Dow Jones Indices LLC.
[5]	Source: Thomson Reuters Lipper. Results of the Lipper Balanced Funds Index do not reflect any sales charges. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.
[6]	Source: Bloomberg Index Services Ltd. Bloomberg Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. For the period July 31, 1975, to December 31, 1975, Bloomberg Barclays Government/Credit Bond Index was used.
[7]	For the period July 26, 1975 (when Capital Research and Management Company became the fund’s investment adviser) through December 31, 1975.

Average annual total returns based on a $1,000 investment
(for periods ended December 31, 2016)*

	1 year	5 years	10 years
Class A shares	2.39%	9.52%	5.89%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

The total annual fund operating expense ratio is 0.59% for Class A shares as of the prospectus dated March 1, 2017 (unaudited).

$1,000,000
400,000
200,000
100,000
40,000
20,000
10,000
8,000

Year ended December 31	1975[7]	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986	1987	1988
TOTAL VALUE (dollars in thousands)														
Dividends reinvested	$0.3	0.6	0.7	0.7	0.8	1.1	1.3	1.5	1.7	1.9	1.9	2.2	2.7	2.8
Value at year-end	$9.9	12.5	12.6	13.4	14.4	16.5	17.2	22.3	25.9	28.3	36.5	42.7	44.4	50.1
AMBAL total return	**(0.5)%**	**26.0**	**0.7**	**6.2**	**7.6**	**14.4**	**4.4**	**29.4**	**16.1**	**9.4**	**29.1**	**16.9**	**4.0**	**12.9**

4	American Balanced Fund

How a $10,000 investment has grown

This chart shows how a hypothetical $10,000 investment in American Balanced Fund grew from July 26, 1975 — when Capital Research and Management Company became the fund’s investment adviser — to December 31, 2016. As you can see, the investment grew to $623,473 with all distributions reinvested. The fund’s year-by-year results appear under the chart. You can use this table to estimate how the value of your own holdings has grown.

American Balanced Fund	5

Balancing risk and reward in a challenging environment.

Some investors see a change in investment climate as a cause for concern.

The portfolio managers and analysts of American Balanced Fund view it as a potential source of opportunity. With careful thought, they seek to manage the ups and downs of investment markets so shareholders can more confidently pursue their financial goals.

A year of change

To be sure, 2016 offered investors plenty of unpredictable twists and turns.

In times of such dramatic change, emotions can run high. “What’s safe? Where should I invest now?” “Can I still reach my financial goals?” “Will I be able to generate enough income in retirement?” Interestingly, the reactions of unnerved investors tend to contribute to the very market volatility they are hoping to avoid.

However, at American Funds, we are aware that market fluctuations can often reveal new investment opportunities and growing sectors to consider. Rather than struggle to avoid change, we seek to understand it so we can help investors take advantage of upside market opportunity while mitigating downside effects of volatility over time. That is the hallmark of American Balanced Fund (AMBAL).

A balanced approach

While balanced investing may seem a timely idea during any intemperate period, the concept is hardly new. Investors have been using balanced investment strategies to cope with the ups and downs of the markets since the crash of 1929, when as much as 89% of stock market value was wiped out, as measured by the Dow Jones Industrial Average, excluding dividends.

“Stock market declines are the last thing anyone wants to experience, but they’re an inevitable part of investing,” says Greg Johnson, president and portfolio manager of AMBAL. Indeed, market declines are a regular occurrence; the Dow Jones Industrial Average typically dips 10% or more once a year on average. “Since the future is difficult to predict, a balanced strategy can serve investors well, especially during periods of extreme volatility.”

“Depending on your needs and your time horizon, there are different ways you can pursue returns,” explains Alan Wilson, portfolio manager. “You can seek capital appreciation through equities. You could also get your return from income via bonds. Neither is necessarily better than the other.”

“AMBAL balances the equation by providing a strategic blend of quality stocks and bonds. The equities often deliver greater returns over time but come with a greater risk of loss. The fixed income component acts as a cushion to reduce equity volatility as bonds tend to move in the opposite direction from stocks. Together, they can make the journey a lot less harrowing.”

Regardless of market environment, the objectives of the fund remain constant: capital conservation, current income and long-term growth of capital and income. “That first objective — conservation of capital — is something we take very seriously as we work to grow people’s wealth, prudently, over time.” says Greg.

This intention — to protect investor assets in times of uncertainty or volatility — is likely a primary factor behind the fund’s popularity. In 2016 alone, total net assets for AMBAL reached over $101 billion, a substantial increase from $84.5 billion in 2015.

In 2008, volatility drove many out of the investment markets, in many cases locking in losses they may have incurred during that difficult time and setting them back from achieving their objectives. This was especially true for those about to retire or those already living in retirement. AMBAL’s focus, combined with a defensive asset allocation, has provided its shareholders with a degree of comfort that encourages them to remain invested, even during declines, improving their chances of reaching their financial goals.

6	American Balanced Fund

Three portfolio managers discuss how American Balanced Fund seeks to protect investors at all times.

Greg Johnson Portfolio manager	Alan Wilson Portfolio manager	John Queen Portfolio manager

“With American Balanced Fund, one investment decision gives you equity and fixed income exposure, while a company you can trust determines the asset mix for you.”
Greg Johnson, portfolio manager

American Balanced Fund	7

“I think one reason for the fund’s popularity is that there are millions of investors who were hurt in 2008-09 and its taken them nearly a decade to recover. They’re back in the market, but looking for some protection on the downside.”
Jim Mulally, portfolio manager

The New Geography of Investing®

While most of the companies that AMBAL invests in are based in the U.S., many do business on a global basis. For example, approximately 1% of the companies are based in developing countries, yet a meaningful portion of the revenues generated by those very companies may come from the same place. This is why it’s important to have active management supported by a global research operation when investing in today’s markets.

Equity portion breakdown by domicile (%)

	Region	Fund	Index
■	United States	92%	100%
■	Canada	1	—
■	Europe	6	—
■	Japan	—	—
■	Asia-Pacific ex. Japan	—	—
■	Emerging markets	1	—
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
■	United States	58%	64%
■	Canada	3	2
■	Europe	12	12
■	Japan	3	2
■	Asia-Pacific ex. Japan	2	1
■	Emerging markets	22	19
	Total	100%	100%

Compared with the S&P 500 as a percent of net assets. All figures include convertible securities.

Source: Capital Group (as of December 31, 2016).

The fund has historically outperformed its peers and benchmarks over the long term.

A dynamic asset allocation

AMBAL invests primarily in blue chip equities and investment-grade fixed income securities using a balanced approach.

“I think volatile years like 2016 can be the best test and testament to the value of our active investment management style that we practice at American Funds — for both fixed income and equities. Investors can see that value in the pattern of our results,” says John Queen, portfolio manager.

“We have a good mix of styles and perspectives at work among the portfolio managers. The investment team has added value by investing in stocks and bonds using a fundamental, valuation-based approach,” says Greg. “But equally important is the flexibility we have to move between stocks, bonds and cash in a material way when we think it is appropriate.”

The adaptability of the fund’s asset allocation — not static at 60% equities and 40% fixed income — has made it possible for AMBAL to be positioned in a way that can serve shareholders through changing market environments. For example, in 2013 when equities were doing dramatically better than fixed income, nearly 74% of the fund’s assets were invested in equities by year-end. In contrast, stocks were reduced to as low as 53% at one point in 2016, given a view that we were likely entering the latter stages of the market cycle and stock valuations were not as attractive as they were before.

“That’s the benefit of our asset allocation strategy within the context of balanced investing,” says John. “Different asset classes can behave differently at different times. During periods of high volatility, you have a higher probability of seeing that negative correlation. In January, our exposure to equities was about as low as we could make it; fixed income investments carried the day when equities were doing poorly. On the other hand,

8	American Balanced Fund

by year-end, we had adjusted the equity allocation to just over 61%, reducing our position in fixed income. That was fortunate because, post-election, equities were doing much better than Treasuries.”

An equity manager’s perspective

“In any volatile year, there are two things to consider: the underlying economic outlook — how companies perform in whatever environment they’re in — and how their stocks respond to that environment,” says Alan. “Despite the headlines, I’d say 2016 offered a lot of good news. Many companies had growing earnings. We had declining unemployment. There were a lot of things to be positive about with respect to the aggregate economy. Underneath that, however, was the challenge of shifting sands within industries. That’s not necessarily a bad thing because volatility can create investment opportunity.”

Against that backdrop, each of the equity managers of AMBAL brings their own unique experience and investment style to a segment of the overall portfolio, acting on their strongest convictions. The blend of managers tends to balance any inherent investment biases and is designed to lower volatility while striving for consistent long-term returns. That is the Capital System at work.

“I’m what I’d call an environmentalist as an investor,” says Alan. “If I knew for certain that we were going to have only sunny days for the next 20 years, I would own every sunglasses company in town. Conversely, if I knew for certain that it was going to rain for the next 20 years, I’d have only umbrella manufacturers. Either situation is great when you know what the environment will be. But we can’t accurately predict the weather over the long term.”

“So I prefer to focus on companies that I believe will have advantages independent of the economic environment. Energy, for example. One of the interesting things about energy, particularly crude oil production, is the issue of depletion.

When you initially tap a reservoir, pressure is released and pushes the oil up from the ground. But the nature of releasing that pressure eventually makes it harder and harder to pull out incremental barrels of oil. Meanwhile, demand for the oil continues to grow. So a lot more activity needs to go on in order to sustain energy production than almost any other manufacturing process. For that reason, I tend to hold a reasonable number of the service companies that help the process of extracting the oil out of the ground.”

“It’s hard enough to figure out what might happen. If you also had to figure out when it was going to happen, the task would become impossible. So even when there was dissenting sentiment for oil at the beginning of the year, it was easy for me to say, ‘You know what? Given the way reservoirs work, the nature of depletion and the certainty of rising demand, energy is going to turn around.’ What I couldn’t know was when that would happen. What is important is getting the ‘what’ right. And if you get there a little bit early, that may allow us to get even better pricing and bigger positions.”

A fixed income manager’s perspective

“The first job of the fixed income portfolio is to provide balance to the balanced portfolio,” explains John. “You’re going to get your long-term growth from equities. And that benefit comes at the expense of equity volatility. AMBAL provides a component that is designed to reduce the risk.”

“American Balanced Fund can act as an anchor in any sort of storm. You get peace of mind during periods of volatility and an asset mix that has withstood the test of time.”
Alan Berro, portfolio manager

How AMBAL is managed

Portfolio managers

The Capital System combines individual accountability with teamwork. AMBAL’s nine portfolio managers have an average of 30 years of experience.* Each is assigned a portion of the overall assets to manage independently, bringing to bear their own personal investment style and highest conviction ideas.

Hilda L. Applbaum	30 years	James R. Mulally	41 years
Alan N. Berro	31 years	John R. Queen	26 years
Gregory D. Johnson	23 years	John H. Smet	35 years
Michael T. Kerr	34 years	Alan J. Wilson	32 years
Jeffrey T. Lager	22 years

Investment analysts

Investment analysts also invest in their strongest convictions through the research portfolio.

*	List of investment professionals and their years of experience are as of the prospectus dated March 1, 2017 (unaudited).

American Balanced Fund	9

“The fixed income team seeks to do that by managing a diversified, high-quality portfolio that includes U.S. Treasuries, U.S. Treasury Inflation Protected Securities (TIPS), mortgage- and asset-backed securities and corporate bonds. Even when interest rates are rising, as they were toward the end of 2016, Treasuries play an important role as they provide liquidity and structure to our side of the overall portfolio. In an effort to improve results, we use a number of different investment strategies, whether its duration shifts, looking at different parts of the yield curve, or buying different sectors and adjusting those sectors as values shift. Among corporates, for example, we found attractive opportunities in energy and healthcare.”

For the fixed income managers, research is a key part of the process. The Portfolio Strategy Group establishes broad, strategic parameters that act as a guide in the construction of the fixed income portfolio and guides the managers in making informed investment decisions. “We devote considerable resources to top-down analysis, like all fixed income investors, but we also put an incredible amount of effort into research at the security level,” says John. “We believe this combination is essential to our ability to add value over time.”

“Of course, we also have an eye on the potential risk we’re taking in the portfolio. A lot of people think bonds have no risk. But outside of a Treasury bill, any incremental yield you’re getting comes with some degree of risk.” To help the fixed income component of AMBAL continue to provide a buffer to volatility, the Risk and Quantitative Solutions group offers additional insight that helps managers fully understand the risk they may be taking under a variety of possible scenarios.

“The value of this research shows up in our numbers. This year, despite volatility, we were able to provide an incremental return within the fixed income portfolio, in addition to our primary goal of bringing balance to the overall fund,” says John.

Greater than the sum of its parts

Volatility comes and goes. Markets rise, decline and rise again. This is nothing new. However it does serve to underscore the importance of a diversified portfolio, such as AMBAL’s, as well as the need for a long-term investment perspective.

But the story of AMBAL isn’t only about a balanced fund that — through a unique approach to investing, careful portfolio construction, a dynamic asset allocation strategy and fundamental research — has effectively weathered difficult markets to produce superior long-term results. It’s also a historical chronicle of the many shareholders who have used the fund to prudently grow their assets in an effort to reach their financial goals.

“That’s the bigger picture we never lose sight of,” says, Greg. “And it’s our privilege to do our very best to help you reach your objectives.”

R.D. Kern Investment analyst

Inside the research portfolio

“The basis of my job is fundamental research,” says R.D. Kern, investment analyst. In addition to conducting financial analysis and modeling at the office, the role of analyst requires a lot of travel — actually visiting the companies we are interested in, meeting with all levels of management and connecting to folks in the supply chain of the industries I cover.”

“What I’m looking for is insight into opportunities that the market may misunderstand or underappreciate. That means rising above the headlines because an industry may be painted in a narrative that’s not true. I dig deeper to determine where there may be a disconnect between the consensus view out there and what I think is actually happening.”

“Once I find a company I find attractive, I communicate the idea to the portfolio managers. There’s a lot of value in that relationship as the managers have seen numerous market cycles and can consider the opportunity with an impartial perspective. Whether they ultimately share my conviction, I can still invest in the stock through the research portfolio (RP). To determine the size of the position I might take, I work with the RP coordinator to gauge my conviction relative to the ideas of other analysts in the portfolio.”

“There are generally a number of attractive investments in the industries that I cover. Any time you have a lot of change going on in the market, there are good opportunities for those who know how to recognize them — but it isn’t always easy. You’ve got to be selective and do your homework. That’s my job.”

10	American Balanced Fund

Summary investment portfolio December 31, 2016

Investment mix by security type	Percent of net assets

Common stocks 61.27%	Shares	Value (000)
Information technology 10.69%
Microsoft Corp.	57,929,407	$3,599,733
Broadcom Ltd.	5,608,286	991,377
Intel Corp.	21,888,100	793,881
ASML Holding NV (New York registered)	5,117,458	574,179
ASML Holding NV1	1,905,000	213,443
Intuit Inc.	6,285,000	720,324
Facebook, Inc., Class A2	5,500,000	632,775
Texas Instruments Inc.	8,132,000	593,392
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	20,520,000	589,950
Alphabet Inc., Class C2	647,800	499,985
TE Connectivity Ltd.	7,205,000	499,162
Other securities		1,098,777
		10,806,978

Consumer discretionary 9.06%
Home Depot, Inc.	16,062,349	2,153,640
Comcast Corp., Class A	30,517,000	2,107,199
Amazon.com, Inc.[2]	2,241,400	1,680,759
Other securities		3,226,507
		9,168,105

Financials 8.57%
Berkshire Hathaway Inc., Class A2	8,080	1,972,498
Berkshire Hathaway Inc., Class B2	800,000	130,384
JPMorgan Chase & Co.	19,761,000	1,705,177
Wells Fargo & Co.	23,103,000	1,273,206
Chubb Ltd.	6,070,500	802,034
Citigroup Inc.	10,700,000	635,901
SunTrust Banks, Inc.	10,383,411	569,530
Capital One Financial Corp.	5,421,000	472,928
Other securities		1,110,852
		8,672,510

Energy 7.56%
Schlumberger Ltd.	16,869,000	1,416,153
Royal Dutch Shell PLC, Class B (ADR)	19,135,000	1,109,256
Royal Dutch Shell PLC, Class B1	4,000,000	114,143
Chevron Corp.	7,594,755	893,903
Exxon Mobil Corp.	7,200,000	649,872
ConocoPhillips	12,837,668	643,681
Enbridge Inc.	13,900,000	585,468
Other securities		2,234,043
		7,646,519

American Balanced Fund	11

Common stocks (continued)	Shares	Value (000)
Consumer staples 6.11%
Philip Morris International Inc.	16,892,000	$1,545,449
Coca-Cola Co.	30,068,000	1,246,619
Kraft Heinz Co.	11,620,850	1,014,733
Procter & Gamble Co.	9,837,563	827,142
Other securities		1,541,977
		6,175,920

Health care 6.03%
UnitedHealth Group Inc.	9,647,500	1,543,986
Merck & Co., Inc.	21,332,000	1,255,815
Johnson & Johnson	6,610,000	761,538
Express Scripts Holding Co.[2]	10,476,400	720,671
Bristol-Myers Squibb Co.	9,474,300	553,678
Other securities		1,258,373
		6,094,061

Industrials 4.62%
Boeing Co.	9,052,000	1,409,215
Lockheed Martin Corp.	4,407,037	1,101,495
General Electric Co.	20,000,000	632,000
Other securities		1,533,818
		4,676,528

Materials 3.03%
E.I. du Pont de Nemours and Co.	20,059,388	1,472,359
Praxair, Inc.	5,011,400	587,286
Other securities		1,001,674
		3,061,319

Other 1.40%
Other securities		1,417,944

Miscellaneous 4.20%
Other common stocks in initial period of acquisition		4,244,326

Total common stocks (cost: $40,695,500,000)		61,964,210

Preferred securities 0.01%
Financials 0.01%
Other securities		4,745

Total preferred securities (cost: $5,208,000)		4,745

Convertible stocks 0.06%
Miscellaneous 0.06%
Other convertible stocks in initial period of acquisition		59,764

Total convertible stocks (cost: $59,055,000)		59,764

Bonds, notes & other debt instruments 34.47%	Principal amount (000)
U.S. Treasury bonds & notes 14.14%
U.S. Treasury 11.88%
U.S. Treasury 0.625% 2018[3]	$985,000	979,937
U.S. Treasury 1.25% 2020	617,000	612,471
U.S. Treasury 1.375% 2020	540,660	534,026
U.S. Treasury 2.00% 2021	475,620	475,323
U.S. Treasury 2.00% 2026	701,677	675,364
U.S. Treasury 2.875% 2046	992,060	955,195
U.S. Treasury 0.75%–5.38% 2017–2046	7,921,409	7,780,394
		12,012,710

12	American Balanced Fund

	Principal amount (000)	Value (000)
U.S. Treasury inflation-protected securities 2.25%
U.S. Treasury Inflation-Protected Securities 0.13%–2.63% 2017–2046[4]	$2,223,725	$2,273,696

Federal agency bonds & notes 0.01%
Other securities		9,987

Total U.S. Treasury bonds & notes		14,296,393

Corporate bonds & notes 11.81%
Financials 2.73%
Berkshire Hathaway Finance Corp. 1.30% 2019	15,320	15,133
Berkshire Hathaway Inc. 2.00%–2.90% 2018–2023	42,835	43,112
JPMorgan Chase & Co. 1.35%–6.75% 2017–2049	234,740	237,359
Wells Fargo & Co. 2.10%–4.60% 2019–2026	202,717	201,828
Other securities		2,262,670
		2,760,102

Health care 1.96%
UnitedHealth Group Inc. 1.40%–6.00% 2017–2022	106,770	109,037
Other securities		1,876,515
		1,985,552

Consumer discretionary 1.59%
Amazon.com, Inc. 3.80%–4.95% 2024–2044	93,475	101,442
Comcast Corp. 1.63%–6.45% 2017–2046	112,965	114,958
Home Depot, Inc. 2.00%–5.95% 2021–2056	104,515	104,329
Other securities		1,289,332
		1,610,061

Energy 1.58%
Chevron Corp. 2.10%–3.33% 2021–2026	60,400	59,984
Royal Dutch Shell PLC 1.75%–3.75% 2021–2046	62,815	59,407
Schlumberger BV 3.00%–4.00% 2020–2025[5]	69,465	72,050
Shell International Finance BV 1.88%–2.88% 2020–2026	107,305	105,795
Other securities		1,295,932
		1,593,168

Consumer staples 0.77%
Kraft Heinz Co. 2.25%–4.38% 2017–2046	51,485	50,569
Philip Morris International Inc. 1.88%–4.25% 2021–2044	68,415	68,320
Other securities		657,755
		776,644

Information technology 0.52%
Microsoft Corp. 1.55%–4.20% 2021–2046	111,435	108,464
Other securities		414,583
		523,047

Industrials 0.45%
Lockheed Martin Corp. 3.10%–4.70% 2023–2046	64,250	66,405
Other securities		391,107
		457,512

Other corporate bonds & notes 2.21%
Other securities		2,233,494

Total corporate bonds & notes		11,939,580

Mortgage-backed obligations 6.24%
Fannie Mae 0%–11.01% 2017–2047[6,7,8]	2,922,576	3,004,602
Freddie Mac, Series K056, Class A1, multifamily 2.20% 2025[7]	23,809	23,142
Freddie Mac 0%–6.50% 2021–2047[6,7,8]	1,907,207	1,973,419
Other securities		1,307,647
		6,308,810

American Balanced Fund	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Federal agency bonds & notes 0.64%
Fannie Mae 0.88%–6.25% 2018–2029	$204,510	$201,231
Federal Home Loan Bank 0.88%–5.50% 2018–2036	170,240	171,289
Freddie Mac 0.75%–1.13% 2018–2019	175,732	174,132
Other securities		97,646
		644,298

Other bonds & notes 1.57%
Other securities		1,598,656

Miscellaneous 0.07%
Other bonds & notes in initial period of acquisition		71,633

Total bonds, notes & other debt instruments (cost: $34,905,316,000)		34,859,370

Short-term securities 4.43%
Chariot Funding, LLC 1.00% due 1/17/2017[5]	25,000	24,993
Chevron Corp. 0.53%–0.82% due 1/17/2017–3/2/2017[5]	269,000	268,843
Federal Home Loan Bank 0.31%–0.56% due 1/3/2017–5/26/2017	2,155,475	2,153,724
Jupiter Securitization Co., LLC 0.85% due 1/9/2017[5]	43,000	42,994
Microsoft Corp. 0.74%–0.82% due 2/14/2017–2/21/2017[5]	192,200	192,044
U.S. Treasury Bills 0.39%–0.51% due 1/5/2017–3/30/2017	864,200	863,705
Wells Fargo Bank, N.A. 1.01% due 1/18/2017	100,000	100,022
Other securities		840,057

Total short-term securities (cost: $4,486,128,000)		4,486,382
Total investment securities 100.24% (cost: $80,151,207,000)		101,374,471
Other assets less liabilities (0.24)%		(244,411)

Net assets 100.00%		$101,130,060

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

14	American Balanced Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is included in “Other securities” under the respective industry sector in the summary investment portfolio. Further details on such holdings and related transactions during the year ended December 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/2016 (000)
VeriSign, Inc.[2]	5,400,000	500,000	400,000	5,500,000	$—	$418,385

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,820,903,000, which represented 1.80% of the net assets of the fund. This amount includes $1,620,838,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	A portion of this security was pledged as collateral. The total value of pledged collateral was $336,000, which represented less than .01% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $4,040,401,000, which represented 4.00% of the net assets of the fund.
[6]	Coupon rate may change periodically.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Purchased on a TBA basis.

Key to abbreviations

ADR = American Depositary Receipts

TBA = To-be-announced

See Notes to Financial Statements

American Balanced Fund	15

Financial statements

Statement of assets and liabilities
at December 31, 2016	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $79,901,983)	$100,956,086
Affiliated issuers (cost: $249,224)	418,385	$101,374,471
Cash		6,834
Receivables for:
Sales of investments	2,073,312
Sales of fund’s shares	283,911
Dividends and interest	254,408
Other	1,013	2,612,644
Liabilities:		103,993,949
Payables for:
Purchases of investments	2,506,011
Repurchases of fund’s shares	303,136
Investment advisory services	19,342
Services provided by related parties	30,380
Trustees’ deferred compensation	3,761
Other	1,259	2,863,889
Net assets at December 31, 2016		$101,130,060

Net assets consist of:
Capital paid in on shares of beneficial interest		$79,480,578
Undistributed net investment income		103,107
Undistributed net realized gain		323,319
Net unrealized appreciation		21,223,056
Net assets at December 31, 2016		$101,130,060

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (4,080,245 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$55,379,180	2,232,369	$24.81
Class B	66,106	2,662	24.84
Class C	7,766,678	314,908	24.66
Class F-1	4,090,869	165,033	24.79
Class F-2	5,703,072	230,034	24.79
Class 529-A	3,115,093	125,762	24.77
Class 529-B	8,948	359	24.91
Class 529-C	975,235	39,399	24.75
Class 529-E	152,454	6,158	24.76
Class 529-F-1	134,709	5,442	24.75
Class R-1	154,000	6,249	24.64
Class R-2	1,241,189	50,330	24.66
Class R-2E	17,219	696	24.74
Class R-3	3,349,006	135,655	24.69
Class R-4	5,930,410	239,471	24.76
Class R-5E	1,954	79	24.78
Class R-5	1,985,921	79,981	24.83
Class R-6	11,058,017	445,658	24.81

See Notes to Financial Statements

16	American Balanced Fund

Statement of operations
for the year ended December 31, 2016	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $11,952)	$1,307,034
Interest	787,866	$2,094,900
Fees and expenses*:
Investment advisory services	211,108
Distribution services	265,026
Transfer agent services	86,494
Administrative services	25,292
Reports to shareholders	2,702
Registration statement and prospectus	3,934
Trustees’ compensation	502
Auditing and legal	175
Custodian	403
Other	3,531	599,167
Net investment income		1,495,733

Net realized gain and unrealized appreciation:
Net realized gain on:
Investments (net of non-U.S. taxes of $10; also includes $7,836 net gain from affiliates)	2,498,824
Currency transactions	1,303	2,500,127
Net unrealized appreciation on:
Investments (net of non-U.S. taxes of $238)	3,672,732
Currency translations	829	3,673,561
Net realized gain and unrealized appreciation		6,173,688

Net increase in net assets resulting from operations		$7,669,421

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended December 31
	2016	2015
Operations:
Net investment income	$1,495,733	$1,335,042
Net realized gain	2,500,127	3,724,444
Net unrealized appreciation (depreciation)	3,673,561	(3,734,153)
Net increase in net assets resulting from operations	7,669,421	1,325,333

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,636,470)	(1,276,612)
Distributions from net realized gain on investments	(2,406,499)	(3,176,474)
Total dividends and distributions paid to shareholders	(4,042,969)	(4,453,086)

Net capital share transactions	12,936,574	8,031,108

Total increase in net assets	16,563,026	4,903,355

Net assets:
Beginning of year	84,567,034	79,663,679
End of year (including undistributed net investment income: $103,107 and $195,437, respectively)	$101,130,060	$84,567,034

See Notes to Financial Statements

American Balanced Fund	17

Notes to financial statements

1. Organization

American Balanced Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income and long-term growth of capital and income.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

18	American Balanced Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related

American Balanced Fund	19

corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2016 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$10,593,535	$213,443	$—	$10,806,978
Consumer discretionary	9,168,105	—	—	9,168,105
Financials	8,375,950	296,560	—	8,672,510
Energy	7,087,498	559,021	—	7,646,519
Consumer staples	6,175,920	—	—	6,175,920
Health care	6,094,061	—	—	6,094,061
Industrials	4,676,528	—	—	4,676,528
Materials	3,061,319	—	—	3,061,319
Other	1,417,944	—	—	1,417,944
Miscellaneous	3,609,156	635,170	—	4,244,326
Preferred securities	—	4,745	—	4,745
Convertible stocks	59,764	—	—	59,764
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	14,296,393	—	14,296,393
Corporate bonds & notes	—	11,939,580	—	11,939,580
Mortgage-backed obligations	—	6,308,810	—	6,308,810
Federal agency bonds & notes	—	644,298	—	644,298
Other bonds & notes	—	1,591,503	7,153	1,598,656
Miscellaneous	—	71,633	—	71,633
Short-term securities	—	4,486,382	—	4,486,382
Total	$60,319,780	$41,047,538	$7,153	$101,374,471

*	Securities with a value of $1,620,838,000, which represented 1.60% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

20	American Balanced Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due

American Balanced Fund	21

to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Collateral — The fund participates in a collateral program due to its use of future delivery contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2013, by state tax authorities for tax years before 2012 and by tax authorities outside the U.S. for tax years before 2014.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase and paydowns on fixed-income securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2016, the fund reclassified $98,000 from undistributed net investment income to capital paid in on shares of beneficial interest, $48,505,000 from undistributed net realized gain to undistributed net investment income and $194,454,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

22	American Balanced Fund

As of December 31, 2016, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$105,397
Undistributed long-term capital gains	421,244
Gross unrealized appreciation on investment securities	22,354,312
Gross unrealized depreciation on investment securities	(1,228,519)
Net unrealized appreciation on investment securities	21,125,793
Cost of investment securities	80,248,678

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

	Year ended December 31, 2016			Year ended December 31, 2015
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income		Long-term capital gains		Total dividends and distributions paid
Class A	$946,069	$1,330,543	$2,276,612	$780,804		$1,850,230		$2,631,034
Class B	1,060	2,173	3,233	2,887		11,278		14,165
Class C	73,871	185,174	259,045	49,142		230,739		279,881
Class F-1	65,724	97,542	163,266	49,755		125,871		175,626
Class F-2	84,464	123,561	208,025	40,892		94,983		135,875
Class 529-A	51,256	75,290	126,546	43,528		108,092		151,620
Class 529-B	128	310	438	334		1,564		1,898
Class 529-C	8,983	23,696	32,679	6,846		34,327		41,173
Class 529-E	2,177	3,698	5,875	1,830		5,378		7,208
Class 529-F-1	2,450	3,211	5,661	2,010		4,397		6,407
Class R-1	1,565	3,783	5,348	1,296		5,762		7,058
Class R-2	12,602	30,477	43,079	11,109		46,871		57,980
Class R-2E	144	351	495	10		81		91
Class R-3	47,533	81,888	129,421	41,432		121,458		162,890
Class R-4	88,272	137,789	226,061	71,022		169,504		240,526
Class R-5E*	12	35	47	—	†	—	†	—	†
Class R-5	51,662	53,855	105,517	48,877		98,335		147,212
Class R-6	198,498	253,123	451,621	124,838		267,604		392,442
Total	$1,636,470	$2,406,499	$4,042,969	$1,276,612		$3,176,474		$4,453,086

*	Class R-5E shares were offered beginning November 20, 2015.
†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.420% on the first $500 million of daily net assets and decreasing to 0.207% on such assets in excess of $89 billion. For the year ended December 31, 2016, the investment advisory services fee was $211,108,000, which was equivalent to an annualized rate of 0.228% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets

American Balanced Fund	23

to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2016, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. From January 1, 2016 to June 30, 2016, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. Effective July 1, 2016, the quarterly fee was amended to annual rates of 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds, 0.05% on such assets between $20 billion and $100 billion, and 0.03% on such assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

24	American Balanced Fund

For the year ended December 31, 2016, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services		529 plan services
Class A	$128,037	$52,238	$5,239		Not applicable
Class B	1,588	186	Not applicable		Not applicable
Class C	70,091	6,693	3,512		Not applicable
Class F-1	9,282	4,733	1,866		Not applicable
Class F-2	Not applicable	4,002	1,940		Not applicable
Class 529-A	6,801	2,334	1,491		$2,347
Class 529-B	228	26	12		19
Class 529-C	9,330	772	471		741
Class 529-E	728	71	73		115
Class 529-F-1	—	96	62		98
Class R-1	1,516	147	76		Not applicable
Class R-2	9,132	4,115	614		Not applicable
Class R-2E	60	19	5		Not applicable
Class R-3	16,196	4,830	1,623		Not applicable
Class R-4	12,037	4,806	2,412		Not applicable
Class R-5E	Not applicable	1	—	*	Not applicable
Class R-5	Not applicable	1,334	1,328		Not applicable
Class R-6	Not applicable	91	4,568		Not applicable
Total class-specific expenses	$265,026	$86,494	$25,292		$3,320

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $502,000 in the fund’s statement of operations reflects $336,000 in current fees (either paid in cash or deferred) and a net increase of $166,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

American Balanced Fund	25

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016

Class A	$8,757,067	358,896		$2,241,249	90,845	$(6,915,731)	(282,347)	$4,082,585	167,394
Class B	3,973	165		3,205	131	(227,367)	(9,369)	(220,189)	(9,073)
Class C	2,486,671	102,574		254,951	10,367	(1,420,028)	(58,455)	1,321,594	54,486
Class F-1	1,165,494	47,762		159,358	6,461	(748,608)	(30,572)	576,244	23,651
Class F-2	3,674,683	149,338		200,023	8,093	(933,696)	(37,986)	2,941,010	119,445
Class 529-A	445,581	18,265		126,517	5,135	(437,560)	(17,862)	134,538	5,538
Class 529-B	1,175	48		438	18	(32,554)	(1,334)	(30,941)	(1,268)
Class 529-C	159,261	6,543		32,671	1,324	(159,507)	(6,520)	32,425	1,347
Class 529-E	21,281	871		5,874	239	(22,370)	(912)	4,785	198
Class 529-F-1	31,861	1,304		5,661	230	(24,230)	(994)	13,292	540
Class R-1	44,753	1,839		5,334	217	(53,075)	(2,181)	(2,988)	(125)
Class R-2	310,155	12,804		43,048	1,752	(380,485)	(15,689)	(27,282)	(1,133)
Class R-2E	31,089	1,260		495	20	(17,216)	(692)	14,368	588
Class R-3	829,309	34,115		129,283	5,261	(906,300)	(37,327)	52,292	2,049
Class R-4	2,172,314	89,073		226,051	9,164	(1,093,915)	(44,985)	1,304,450	53,252
Class R-5E	1,928	78		47	2	(35)	(1)	1,940	79
Class R-5	719,201	29,524		105,457	4,285	(1,509,585)	(61,629)	(684,927)	(27,820)
Class R-6	4,239,152	173,253		451,558	18,289	(1,267,332)	(51,684)	3,423,378	139,858
Total net increase (decrease)	$25,094,948	1,027,712		$3,991,220	161,833	$(16,149,594)	(660,539)	$12,936,574	529,006

Year ended December 31, 2015

Class A	$7,043,352	285,127		$2,591,527	108,336	$(5,519,559)	(223,746)	$4,115,320	169,717
Class B	6,906	280		14,048	587	(273,144)	(11,047)	(252,190)	(10,180)
Class C	1,825,914	74,298		275,693	11,615	(1,272,632)	(51,788)	828,975	34,125
Class F-1	992,383	40,137		171,126	7,161	(511,293)	(20,753)	652,216	26,545
Class F-2	1,189,017	48,224		130,153	5,448	(458,772)	(18,638)	860,398	35,034
Class 529-A	359,270	14,560		151,586	6,345	(374,996)	(15,207)	135,860	5,698
Class 529-B	2,004	81		1,898	79	(36,444)	(1,472)	(32,542)	(1,312)
Class 529-C	135,252	5,487		41,160	1,728	(142,426)	(5,785)	33,986	1,430
Class 529-E	17,938	727		7,205	302	(22,337)	(908)	2,806	121
Class 529-F-1	23,632	957		6,406	268	(20,026)	(812)	10,012	413
Class R-1	37,207	1,513		7,024	296	(45,485)	(1,852)	(1,254)	(43)
Class R-2	284,265	11,573		57,906	2,438	(384,208)	(15,663)	(42,037)	(1,652)
Class R-2E	2,576	104		91	4	(4)	— [2]	2,663	108
Class R-3	744,649	30,283		162,704	6,834	(934,158)	(38,030)	(26,805)	(913)
Class R-4	977,391	39,555		240,507	10,065	(1,002,730)	(40,800)	215,168	8,820
Class R-5E3	10	—	[2]	—	—	—	—	10	— [2]
Class R-5	512,901	20,723		147,202	6,142	(607,400)	(24,674)	52,703	2,191
Class R-6	2,504,254	101,426		392,442	16,404	(1,420,877)	(57,415)	1,475,819	60,415
Total net increase (decrease)	$16,658,921	675,055		$4,398,678	184,052	$(13,026,491)	(528,590)	$8,031,108	330,517

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-5E shares were offered beginning November 20, 2015.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $57,355,132,000 and $50,605,271,000, respectively, during the year ended December 31, 2016.

26	American Balanced Fund

Financial highlights

		Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets
Class A:
Year ended 12/31/2016	$23.83	$.41	$1.62		$2.03	$(.44)	$(.61)	$(1.05)	$24.81	8.62%	$55,379	.59%	1.67%
Year ended 12/31/2015	24.75	.42	—	[3]	.42	(.40)	(.94)	(1.34)	23.83	1.72	49,215	.58	1.69
Year ended 12/31/2014	24.42	.41	1.75		2.16	(.39)	(1.44)	(1.83)	24.75	8.85	46,917	.59	1.62
Year ended 12/31/2013	20.40	.36	4.04		4.40	(.38)	—	(.38)	24.42	21.73	42,735	.61	1.62
Year ended 12/31/2012	18.21	.38	2.19		2.57	(.38)	—	(.38)	20.40	14.19	34,272	.63	1.94
Class B:
Year ended 12/31/2016	23.81	.21	1.63		1.84	(.20)	(.61)	(.81)	24.84	7.78	66	1.35	.89
Year ended 12/31/2015	24.71	.23	—	[3]	.23	(.19)	(.94)	(1.13)	23.81	.96	279	1.33	.93
Year ended 12/31/2014	24.37	.22	1.74		1.96	(.18)	(1.44)	(1.62)	24.71	8.05	541	1.34	.87
Year ended 12/31/2013	20.35	.19	4.03		4.22	(.20)	—	(.20)	24.37	20.81	821	1.36	.86
Year ended 12/31/2012	18.16	.23	2.19		2.42	(.23)	—	(.23)	20.35	13.35	1,123	1.38	1.17
Class C:
Year ended 12/31/2016	23.71	.21	1.60		1.81	(.25)	(.61)	(.86)	24.66	7.70	7,767	1.38	.88
Year ended 12/31/2015	24.63	.22	.01		.23	(.21)	(.94)	(1.15)	23.71	.93	6,173	1.38	.90
Year ended 12/31/2014	24.30	.21	1.75		1.96	(.19)	(1.44)	(1.63)	24.63	8.03	5,574	1.39	.83
Year ended 12/31/2013	20.31	.19	4.00		4.19	(.20)	—	(.20)	24.30	20.72	5,247	1.41	.83
Year ended 12/31/2012	18.13	.22	2.18		2.40	(.22)	—	(.22)	20.31	13.30	4,334	1.42	1.14
Class F-1:
Year ended 12/31/2016	23.82	.39	1.61		2.00	(.42)	(.61)	(1.03)	24.79	8.50	4,091	.66	1.60
Year ended 12/31/2015	24.74	.40	.01		.41	(.39)	(.94)	(1.33)	23.82	1.67	3,367	.65	1.63
Year ended 12/31/2014	24.41	.39	1.75		2.14	(.37)	(1.44)	(1.81)	24.74	8.80	2,841	.65	1.57
Year ended 12/31/2013	20.39	.36	4.03		4.39	(.37)	—	(.37)	24.41	21.70	2,471	.66	1.58
Year ended 12/31/2012	18.21	.38	2.18		2.56	(.38)	—	(.38)	20.39	14.13	1,500	.64	1.94
Class F-2:
Year ended 12/31/2016	23.82	.46	1.61		2.07	(.49)	(.61)	(1.10)	24.79	8.80	5,703	.39	1.88
Year ended 12/31/2015	24.74	.47	—	[3]	.47	(.45)	(.94)	(1.39)	23.82	1.92	2,634	.39	1.89
Year ended 12/31/2014	24.41	.46	1.75		2.21	(.44)	(1.44)	(1.88)	24.74	9.08	1,869	.39	1.83
Year ended 12/31/2013	20.39	.41	4.04		4.45	(.43)	—	(.43)	24.41	21.99	768	.41	1.83
Year ended 12/31/2012	18.21	.43	2.18		2.61	(.43)	—	(.43)	20.39	14.40	419	.40	2.18
Class 529-A:
Year ended 12/31/2016	23.80	.39	1.61		2.00	(.42)	(.61)	(1.03)	24.77	8.50	3,115	.67	1.59
Year ended 12/31/2015	24.72	.39	.01		.40	(.38)	(.94)	(1.32)	23.80	1.63	2,861	.68	1.60
Year ended 12/31/2014	24.39	.38	1.75		2.13	(.36)	(1.44)	(1.80)	24.72	8.76	2,831	.68	1.53
Year ended 12/31/2013	20.38	.34	4.03		4.37	(.36)	—	(.36)	24.39	21.60	2,599	.70	1.53
Year ended 12/31/2012	18.19	.36	2.19		2.55	(.36)	—	(.36)	20.38	14.12	2,101	.71	1.86
Class 529-B:
Year ended 12/31/2016	23.87	.19	1.62		1.81	(.16)	(.61)	(.77)	24.91	7.64	9	1.46	.78
Year ended 12/31/2015	24.76	.20	.01		.21	(.16)	(.94)	(1.10)	23.87	.86	39	1.46	.81
Year ended 12/31/2014	24.41	.19	1.75		1.94	(.15)	(1.44)	(1.59)	24.76	7.94	73	1.46	.75
Year ended 12/31/2013	20.39	.17	4.02		4.19	(.17)	—	(.17)	24.41	20.63	108	1.49	.74
Year ended 12/31/2012	18.19	.21	2.19		2.40	(.20)	—	(.20)	20.39	13.24	134	1.50	1.05

See page 29 for footnotes.

American Balanced Fund	27

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
Class 529-C:
Year ended 12/31/2016	$23.79	$.20	$1.60	$1.80	$(.23)	$(.61)	$(.84)	$24.75	7.63%		$975		1.44%		.82%
Year ended 12/31/2015	24.70	.20	.02	.22	(.19)	(.94)	(1.13)	23.79	.88		905		1.45		.83
Year ended 12/31/2014	24.38	.19	1.74	1.93	(.17)	(1.44)	(1.61)	24.70	7.90		905		1.46		.76
Year ended 12/31/2013	20.37	.17	4.03	4.20	(.19)	—	(.19)	24.38	20.68		841		1.48		.76
Year ended 12/31/2012	18.19	.21	2.18	2.39	(.21)	—	(.21)	20.37	13.19		694		1.49		1.08
Class 529-E:
Year ended 12/31/2016	23.79	.33	1.61	1.94	(.36)	(.61)	(.97)	24.76	8.24		153		.91		1.35
Year ended 12/31/2015	24.71	.33	.01	.34	(.32)	(.94)	(1.26)	23.79	1.38		142		.92		1.36
Year ended 12/31/2014	24.38	.32	1.75	2.07	(.30)	(1.44)	(1.74)	24.71	8.50		144		.93		1.28
Year ended 12/31/2013	20.37	.29	4.02	4.31	(.30)	—	(.30)	24.38	21.31		134		.95		1.29
Year ended 12/31/2012	18.18	.31	2.19	2.50	(.31)	—	(.31)	20.37	13.84		112		.97		1.60
Class 529-F-1:
Year ended 12/31/2016	23.78	.44	1.62	2.06	(.48)	(.61)	(1.09)	24.75	8.75		135		.44		1.82
Year ended 12/31/2015	24.71	.45	(.01)	.44	(.43)	(.94)	(1.37)	23.78	1.82		117		.46		1.82
Year ended 12/31/2014	24.37	.44	1.76	2.20	(.42)	(1.44)	(1.86)	24.71	9.05		111		.46		1.76
Year ended 12/31/2013	20.36	.39	4.03	4.42	(.41)	—	(.41)	24.37	21.88		101		.48		1.76
Year ended 12/31/2012	18.18	.41	2.18	2.59	(.41)	—	(.41)	20.36	14.32		82		.49		2.09
Class R-1:
Year ended 12/31/2016	23.68	.22	1.60	1.82	(.25)	(.61)	(.86)	24.64	7.75		154		1.38		.89
Year ended 12/31/2015	24.61	.22	(.01)	.21	(.20)	(.94)	(1.14)	23.68	.88		151		1.38		.90
Year ended 12/31/2014	24.28	.21	1.75	1.96	(.19)	(1.44)	(1.63)	24.61	8.05		158		1.38		.83
Year ended 12/31/2013	20.29	.19	4.01	4.20	(.21)	—	(.21)	24.28	20.76		151		1.39		.84
Year ended 12/31/2012	18.12	.23	2.17	2.40	(.23)	—	(.23)	20.29	13.28		121		1.40		1.16
Class R-2:
Year ended 12/31/2016	23.70	.22	1.60	1.82	(.25)	(.61)	(.86)	24.66	7.74		1,241		1.37		.89
Year ended 12/31/2015	24.62	.23	.01	.24	(.22)	(.94)	(1.16)	23.70	.97		1,220		1.32		.95
Year ended 12/31/2014	24.30	.21	1.74	1.95	(.19)	(1.44)	(1.63)	24.62	8.03		1,308		1.36		.86
Year ended 12/31/2013	20.30	.20	4.02	4.22	(.22)	—	(.22)	24.30	20.87		1,304		1.34		.90
Year ended 12/31/2012	18.13	.23	2.18	2.41	(.24)	—	(.24)	20.30	13.31		1,158		1.37		1.20
Class R-2E:
Year ended 12/31/2016	23.77	.29	1.62	1.91	(.33)	(.61)	(.94)	24.74	8.10		17		1.08		1.18
Year ended 12/31/2015	24.75	.29	.10	.39	(.43)	(.94)	(1.37)	23.77	1.60		2		.96		1.22
Period from 8/29/2014 to 12/31/2014[4,5]	25.81	.15	.41	.56	(.21)	(1.41)	(1.62)	24.75	2.17	[6,7]	—	[8]	.16	[6,7]	.58	[6,7]
Class R-3:
Year ended 12/31/2016	23.72	.32	1.62	1.94	(.36)	(.61)	(.97)	24.69	8.24		3,349		.93		1.33
Year ended 12/31/2015	24.65	.33	(.01)	.32	(.31)	(.94)	(1.25)	23.72	1.34		3,170		.93		1.35
Year ended 12/31/2014	24.32	.32	1.75	2.07	(.30)	(1.44)	(1.74)	24.65	8.51		3,315		.94		1.28
Year ended 12/31/2013	20.32	.29	4.02	4.31	(.31)	—	(.31)	24.32	21.33		3,212		.94		1.30
Year ended 12/31/2012	18.14	.32	2.18	2.50	(.32)	—	(.32)	20.32	13.83		2,617		.95		1.62

28	American Balanced Fund

		Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
Class R-4:
Year ended 12/31/2016	$23.80	$.40	$1.60		$2.00	$(.43)	$(.61)	$(1.04)	$24.76	8.50%	$5,930		.64%		1.63%
Year ended 12/31/2015	24.72	.41	—	[3]	.41	(.39)	(.94)	(1.33)	23.80	1.67	4,431		.63		1.65
Year ended 12/31/2014	24.38	.40	1.75		2.15	(.37)	(1.44)	(1.81)	24.72	8.85	4,385		.64		1.58
Year ended 12/31/2013	20.37	.36	4.02		4.38	(.37)	—	(.37)	24.38	21.68	3,994		.65		1.60
Year ended 12/31/2012	18.19	.38	2.18		2.56	(.38)	—	(.38)	20.37	14.14	3,006		.64		1.94
Class R-5E:
Year ended 12/31/2016	23.82	.48	1.56		2.04	(.47)	(.61)	(1.08)	24.78	8.65	2		.42		1.94
Period from 11/20/2015 to 12/31/2015[4,9]	25.09	.05	(.36)		(.31)	(.12)	(.84)	(.96)	23.82	(1.21)[6]	—	[8]	.05	[6]	.20	[6]
Class R-5:
Year ended 12/31/2016	23.85	.47	1.62		2.09	(.50)	(.61)	(1.11)	24.83	8.88	1,986		.34		1.91
Year ended 12/31/2015	24.77	.48	—	[3]	.48	(.46)	(.94)	(1.40)	23.85	1.98	2,571		.34		1.94
Year ended 12/31/2014	24.43	.47	1.76		2.23	(.45)	(1.44)	(1.89)	24.77	9.16	2,616		.34		1.88
Year ended 12/31/2013	20.41	.43	4.03		4.46	(.44)	—	(.44)	24.43	22.04	2,492		.34		1.89
Year ended 12/31/2012	18.22	.44	2.19		2.63	(.44)	—	(.44)	20.41	14.51	2,050		.35		2.23
Class R-6:
Year ended 12/31/2016	23.84	.48	1.61		2.09	(.51)	(.61)	(1.12)	24.81	8.90	11,058		.29		1.98
Year ended 12/31/2015	24.76	.49	—	[3]	.49	(.47)	(.94)	(1.41)	23.84	2.02	7,290		.29		1.99
Year ended 12/31/2014	24.42	.49	1.75		2.24	(.46)	(1.44)	(1.90)	24.76	9.22	6,076		.29		1.93
Year ended 12/31/2013	20.40	.44	4.03		4.47	(.45)	—	(.45)	24.42	22.12	3,910		.29		1.95
Year ended 12/31/2012	18.21	.45	2.19		2.64	(.45)	—	(.45)	20.40	14.57	2,151		.30		2.28

	Year ended December 31
Portfolio turnover rate for all share classes[10]	2016	2015	2014	2013	2012
Including mortgage dollar roll transactions	79%	82%	68%	55%	54%
Excluding mortgage dollar roll transactions	48%	45%	48%	Not available

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Amount less than $.01.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Class R-2E shares were offered beginning August 29, 2014.
[6]	Not annualized.
[7]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[8]	Amount less than $1 million.
[9]	Class R-5E shares were offered beginning November 20, 2015.
[10]	Refer to Note 5 for further information on mortgage dollar rolls.

See Notes to Financial Statements

American Balanced Fund	29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Balanced Fund:

We have audited the accompanying statement of assets and liabilities of American Balanced Fund (the “Fund”), including the summary investment portfolio, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Balanced Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

February 8, 2017

30	American Balanced Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2016, through December 31, 2016).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Balanced Fund	31

	Beginning account value 7/1/2016	Ending account value 12/31/2016	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$1,035.30	$3.03	.59%
Class A - assumed 5% return	1,000.00	1,022.23	3.01	.59
Class B - actual return	1,000.00	1,031.08	6.86	1.34
Class B - assumed 5% return	1,000.00	1,018.45	6.82	1.34
Class C - actual return	1,000.00	1,030.66	7.01	1.37
Class C - assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class F-1 - actual return	1,000.00	1,034.59	3.38	.66
Class F-1 - assumed 5% return	1,000.00	1,021.88	3.36	.66
Class F-2 - actual return	1,000.00	1,036.00	2.00	.39
Class F-2 - assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 529-A - actual return	1,000.00	1,034.54	3.38	.66
Class 529-A - assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 529-B - actual return	1,000.00	1,030.85	7.37	1.44
Class 529-B - assumed 5% return	1,000.00	1,017.95	7.32	1.44
Class 529-C - actual return	1,000.00	1,030.59	7.27	1.42
Class 529-C - assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class 529-E - actual return	1,000.00	1,033.75	4.56	.89
Class 529-E - assumed 5% return	1,000.00	1,020.72	4.53	.89
Class 529-F-1 - actual return	1,000.00	1,035.81	2.21	.43
Class 529-F-1 - assumed 5% return	1,000.00	1,023.04	2.19	.43
Class R-1 - actual return	1,000.00	1,030.64	7.06	1.38
Class R-1 - assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class R-2 - actual return	1,000.00	1,030.99	7.12	1.39
Class R-2 - assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class R-2E - actual return	1,000.00	1,032.45	5.53	1.08
Class R-2E - assumed 5% return	1,000.00	1,019.76	5.50	1.08
Class R-3 - actual return	1,000.00	1,033.30	4.87	.95
Class R-3 - assumed 5% return	1,000.00	1,020.42	4.84	.95
Class R-4 - actual return	1,000.00	1,034.40	3.28	.64
Class R-4 - assumed 5% return	1,000.00	1,021.98	3.26	.64
Class R-5E - actual return	1,000.00	1,035.68	2.16	.42
Class R-5E - assumed 5% return	1,000.00	1,023.09	2.14	.42
Class R-5 - actual return	1,000.00	1,036.55	1.75	.34
Class R-5 - assumed 5% return	1,000.00	1,023.49	1.73	.34
Class R-6 - actual return	1,000.00	1,036.46	1.44	.28
Class R-6 - assumed 5% return	1,000.00	1,023.79	1.43	.28

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2016:

Long-term capital gains	$2,578,857,000
Qualified dividend income	$1,403,010,000
Corporate dividends received deduction	$1,015,969,000
U.S. government income that may be exempt from state taxation	$163,581,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2017, to determine the calendar year amounts to be included on their 2016 tax returns. Shareholders should consult their tax advisors.

32	American Balanced Fund

Approval of Investment Advisory and Service Agreement

American Balanced Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through January 31, 2018. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objectives of providing conservation of capital, current income and long-term growth of capital and income. They compared the fund’s investment results with those of other funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through June 30, 2016. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper Balanced Funds Index, the Standard & Poor’s 500 Composite Index, the Bloomberg Barclays U.S. Aggregate Index and a customized index comprised 60% of the S&P 500 Index and 40% of the Bloomberg Barclays Index (adjusted for Fund expenses). They noted that the investment results of the fund generally exceeded those of these indexes for the lifetime, 20-year, 10-year and 5-year periods, except for the S&P 500 Index. They also noted that the volatility of the Fund’s monthly returns for such periods was at or near that of the Lipper Index and less than that of the S&P 500 Index. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Balanced Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

American Balanced Fund	33

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

34	American Balanced Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
William H. Baribault, 1945	2012	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
Vanessa C. L. Chang, 1952	2012	Director, EL & EL Investments (real estate)	17	Edison International; Sykes Enterprises; Transocean Ltd.
Linda Griego, 1947	2012	President and CEO, Griego Enterprises, Inc. (business management company)	7	AECOM Technology Corporation; CBS Corporation
Leonade D. Jones, 1947	1993	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William D. Jones, 1955	2008	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and City Scene Management Company (provides commercial asset management services)	8	Sempra Energy
James J. Postl, 1946	2007	Retired; former President and CEO, Pennzoil-Quaker State Company (automotive products and services) (retired 2002)	4	Pulte, Inc.
Margaret Spellings, 1957	2012	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	82	ClubCorp Holdings, Inc.
Isaac Stein, 1946 Chairman of the Board (Independent and Non-Executive)	2004	Private investor; former President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	4	Alexza Pharmaceuticals, Inc.

Interested trustee5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principle underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Gregory D. Johnson, 1963 Vice Chairman of the Board and President	2003	Director, Capital Research and Management Company; Partner — Capital World Investors, Capital Research and Management Company	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

American Balanced Fund	35

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Hilda L. Applbaum, 1961 Senior Vice President	1999	Partner — Capital World Investors, Capital Research and Management Company
Jeffrey T. Lager, 1968 Senior Vice President	2002	Partner — Capital World Investors, Capital Research and Management Company
James R. Mulally, 1952 Senior Vice President	2009	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Paul F. Roye, 1953 Senior Vice President	2007	Director, Capital Research and Management Company; Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
John H. Smet, 1956 Senior Vice President	2000	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Paul R. Benjamin, 1979 Vice President	2014	Partner — Capital World Investors, Capital Research and Management Company
Alan N. Berro, 1960 Vice President	2010	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Donald H. Rolfe, 1972 Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Richmond A. Wolf, 1970 Vice President	2014	Partner — Capital World Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2014	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Viviane T. Russo, 1981 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company
Hong T. Le, 1978 Assistant Treasurer	2016	Assistant Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, except Paul R. Benjamin, James R. Mulally and Richmond A. Wolf, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

36	American Balanced Fund

Office of the fund
6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2016, portfolio of American Balanced Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Balanced Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Balanced Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2017, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

The Standard & Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2017 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds from Capital Group

The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record

Equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 95% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 58% of 10-year periods and 58% of 20-year periods.2 Fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2015.
[2]	Based on Class A share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	On average, our management fees were in the lowest quintile 68% of the time, based on the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2015	$110,000
2016	$112,000

b) Audit-Related Fees:
2015	$25,000
2016	$27,000

c) Tax Fees:
2015	$8,000
2016	$9,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2015	None
2016	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2015	$1,183,000
2016	$1,098,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2015	None
2016	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2015	$5,000
2016	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,491,000 for fiscal year 2015 and $1,281,000 for fiscal year 2016. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Balanced Fund®
Investment portfolio
December 31, 2016
Common stocks 61.27% Information technology 10.69%	Shares	Value (000)
Microsoft Corp.	57,929,407	$3,599,733
Broadcom Ltd.	5,608,286	991,377
Intel Corp.	21,888,100	793,881
ASML Holding NV (New York registered)	5,117,458	574,179
ASML Holding NV1	1,905,000	213,443
Intuit Inc.	6,285,000	720,324
Facebook, Inc., Class A2	5,500,000	632,775
Alphabet Inc., Class C2	647,800	499,985
Alphabet Inc., Class A2	158,000	125,207
Texas Instruments Inc.	8,132,000	593,392
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	20,520,000	589,950
TE Connectivity Ltd.	7,205,000	499,162
VeriSign, Inc.[2,3]	5,500,000	418,385
Visa Inc., Class A	4,438,000	346,253
Analog Devices, Inc.	1,700,000	123,454
MasterCard Inc., Class A	472,000	48,734
KLA-Tencor Corp.	467,000	36,744
		10,806,978
Consumer discretionary 9.06%
Home Depot, Inc.	16,062,349	2,153,640
Comcast Corp., Class A	30,517,000	2,107,199
Amazon.com, Inc.[2]	2,241,400	1,680,759
Twenty-First Century Fox, Inc., Class A	14,097,306	395,288
CBS Corp., Class B	5,619,000	357,481
Starbucks Corp.	6,330,000	351,441
McDonald’s Corp.	2,823,000	343,615
VF Corp.	5,016,000	267,604
Viacom Inc., Class B	7,537,000	264,549
Time Warner Inc.	2,200,000	212,366
Target Corp.	2,700,000	195,021
Charter Communications, Inc., Class A2	551,562	158,806
General Motors Co.	4,000,000	139,360
NIKE, Inc., Class B	2,637,000	134,039
Walt Disney Co.	1,200,000	125,064
Hasbro, Inc.	1,370,000	106,572
Macy’s, Inc.	2,800,000	100,268
Dollar General Corp.	1,013,000	75,033
		9,168,105
Financials 8.57%
Berkshire Hathaway Inc., Class A2	8,080	1,972,498
Berkshire Hathaway Inc., Class B2	800,000	130,384
JPMorgan Chase & Co.	19,761,000	1,705,177
Wells Fargo & Co.	23,103,000	1,273,206
Chubb Ltd.	6,070,500	802,034
Citigroup Inc.	10,700,000	635,901
American Balanced Fund — Page 1 of 32

Common stocks Financials (continued)	Shares	Value (000)
SunTrust Banks, Inc.	10,383,411	$569,530
Capital One Financial Corp.	5,421,000	472,928
Goldman Sachs Group, Inc.	1,238,762	296,622
BlackRock, Inc.	739,000	281,219
Bank of America Corp.	10,000,000	221,000
Legal & General Group PLC[1]	70,000,000	213,204
HDFC Bank Ltd.[1]	4,275,000	83,356
HDFC Bank Ltd. (ADR)	16,600	1,007
Intercontinental Exchange, Inc.	256,000	14,444
		8,672,510
Energy 7.56%
Schlumberger Ltd.	16,869,000	1,416,153
Royal Dutch Shell PLC, Class B (ADR)	19,135,000	1,109,256
Royal Dutch Shell PLC, Class B1	4,000,000	114,143
Chevron Corp.	7,594,755	893,903
Exxon Mobil Corp.	7,200,000	649,872
ConocoPhillips	12,837,668	643,681
Enbridge Inc.	13,900,000	585,468
Noble Energy, Inc.	11,593,729	441,257
BP PLC[1]	58,950,000	366,285
Halliburton Co.	6,183,000	334,438
Suncor Energy Inc.	5,801,500	189,689
Suncor Energy Inc.	198,500	6,490
Baker Hughes Inc.	3,000,000	194,910
Phillips 66	2,180,000	188,374
Concho Resources Inc.[2]	1,090,000	144,534
TOTAL SA1	1,539,588	78,593
TOTAL SA (ADR)	867,394	44,211
Murphy Oil Corp.	3,600,080	112,070
Weatherford International PLC[2]	15,850,000	79,092
Southwestern Energy Co.[2]	5,000,000	54,100
		7,646,519
Consumer staples 6.11%
Philip Morris International Inc.	16,892,000	1,545,449
Coca-Cola Co.	30,068,000	1,246,619
Kraft Heinz Co.	11,620,850	1,014,733
Procter & Gamble Co.	9,837,563	827,142
Walgreens Boots Alliance, Inc.	3,800,000	314,488
Reynolds American Inc.	5,609,000	314,328
Kellogg Co.	3,150,000	232,187
Altria Group, Inc.	1,735,000	117,321
Costco Wholesale Corp.	700,000	112,077
Mead Johnson Nutrition Co.	1,345,000	95,172
General Mills, Inc.	1,500,000	92,655
The Estée Lauder Companies Inc., Class A	1,200,000	91,788
Coty Inc., Class A	3,722,754	68,164
Pinnacle Foods Inc.	1,002,000	53,557
Coca-Cola European Partners PLC	1,600,000	50,240
		6,175,920
American Balanced Fund — Page 2 of 32

Common stocks Health care 6.03%	Shares	Value (000)
UnitedHealth Group Inc.	9,647,500	$1,543,986
Merck & Co., Inc.	21,332,000	1,255,815
Johnson & Johnson	6,610,000	761,538
Express Scripts Holding Co.[2]	10,476,400	720,671
Bristol-Myers Squibb Co.	9,474,300	553,678
Medtronic PLC	6,005,000	427,736
Thermo Fisher Scientific Inc.	1,176,000	165,934
Gilead Sciences, Inc.	2,101,758	150,507
Pfizer Inc.	3,250,000	105,560
Humana Inc.	454,000	92,630
Regeneron Pharmaceuticals, Inc.[2]	240,000	88,102
Intercept Pharmaceuticals, Inc.[2]	706,622	76,774
Vertex Pharmaceuticals Inc.[2]	998,500	73,559
Amgen Inc.	276,000	40,354
Kite Pharma, Inc.[2]	830,000	37,217
		6,094,061
Industrials 4.62%
Boeing Co.	9,052,000	1,409,215
Lockheed Martin Corp.	4,407,037	1,101,495
General Electric Co.	20,000,000	632,000
Union Pacific Corp.	2,826,000	293,000
Parker-Hannifin Corp.	2,000,000	280,000
Nielsen Holdings PLC	4,800,000	201,360
Cummins Inc.	1,350,000	184,504
Deere & Co.	1,600,000	164,864
Rockwell Automation	1,200,000	161,280
Caterpillar Inc.	1,300,000	120,562
TransDigm Group Inc.	381,000	94,854
Rockwell Collins, Inc.	360,000	33,394
		4,676,528
Materials 3.03%
E.I. du Pont de Nemours and Co.	20,059,388	1,472,359
Praxair, Inc.	5,011,400	587,286
Syngenta AG (ADR)	4,000,000	316,200
LyondellBasell Industries NV	2,642,100	226,639
Dow Chemical Co.	2,500,000	143,050
Royal Gold, Inc.	1,770,000	112,130
Nucor Corp.	1,750,000	104,160
Potash Corp. of Saskatchewan Inc.	5,500,000	99,495
		3,061,319
Real estate 0.67%
Crown Castle International Corp. REIT	2,905,446	252,105
Iron Mountain Inc. REIT	5,132,000	166,687
Weyerhaeuser Co. REIT[2]	4,700,000	141,423
American Tower Corp. REIT	1,145,000	121,004
		681,219
American Balanced Fund — Page 3 of 32

Common stocks Utilities 0.43%	Shares	Value (000)
Dominion Resources, Inc.	3,070,000	$235,131
PG&E Corp.	2,000,000	121,540
Pinnacle West Capital Corp.	1,000,000	78,030
		434,701
Telecommunication services 0.30%
AT&T Inc.	4,295,000	182,666
Verizon Communications Inc.	2,236,000	119,358
		302,024
Miscellaneous 4.20%
Other common stocks in initial period of acquisition		4,244,326
Total common stocks (cost: $40,695,500,000)		61,964,210
Preferred securities 0.01% Financials 0.01%
CoBank, ACB, Class E, noncumulative[4]	7,440	4,745
Total preferred securities (cost: $5,208,000)		4,745
Convertible stocks 0.06% Miscellaneous 0.06%
Other convertible stocks in initial period of acquisition		59,764
Total convertible stocks (cost: $59,055,000)		59,764
Bonds, notes & other debt instruments 34.47% U.S. Treasury bonds & notes 14.14% U.S. Treasury 11.88%	Principal amount (000)
U.S. Treasury 0.875% 2017	$130,000	130,120
U.S. Treasury 0.625% 2018[5]	985,000	979,937
U.S. Treasury 0.75% 2018	350,000	348,180
U.S. Treasury 0.75% 2018	208,998	208,434
U.S. Treasury 0.75% 2018	47,000	46,847
U.S. Treasury 1.00% 2018	300,000	299,052
U.S. Treasury 1.125% 2018	180,000	180,184
U.S. Treasury 1.25% 2018	255,000	255,413
U.S. Treasury 0.75% 2019	275,000	271,015
U.S. Treasury 0.75% 2019	226,000	222,540
U.S. Treasury 0.875% 2019	250,000	246,757
U.S. Treasury 0.875% 2019	35,000	34,666
U.S. Treasury 1.00% 2019	160,500	158,800
U.S. Treasury 1.00% 2019	95,000	94,506
U.S. Treasury 1.125% 2019	40,000	39,930
U.S. Treasury 1.375% 2019	150,000	149,644
U.S. Treasury 1.50% 2019	44,000	44,089
U.S. Treasury 1.75% 2019	110,000	111,082
U.S. Treasury 1.25% 2020	617,000	612,471
U.S. Treasury 1.375% 2020	540,660	534,026
U.S. Treasury 1.375% 2020	118,000	117,386
U.S. Treasury 1.50% 2020	101,000	100,696
American Balanced Fund — Page 4 of 32

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 1.625% 2020	$400,991	$399,408
U.S. Treasury 1.125% 2021	469,875	457,249
U.S. Treasury 1.125% 2021	224,250	216,691
U.S. Treasury 1.125% 2021	4,000	3,859
U.S. Treasury 1.25% 2021	100,900	98,574
U.S. Treasury 1.375% 2021	409,480	401,720
U.S. Treasury 1.375% 2021	301,960	297,183
U.S. Treasury 1.75% 2021	200,250	198,780
U.S. Treasury 2.00% 2021	475,620	475,323
U.S. Treasury 2.25% 2021	97,270	98,805
U.S. Treasury 1.75% 2022	469,265	460,410
U.S. Treasury 2.00% 2022	179,750	178,598
U.S. Treasury 2.00% 2022	35,000	35,062
U.S. Treasury 1.375% 2023	297,860	282,163
U.S. Treasury 1.375% 2023	100,000	94,777
U.S. Treasury 1.375% 2023	36,935	35,096
U.S. Treasury 1.625% 2023	27,675	26,635
U.S. Treasury 1.75% 2023	32,790	32,047
U.S. Treasury 2.125% 2023	100,000	99,375
U.S. Treasury 2.25% 2023	100,000	100,098
U.S. Treasury 2.25% 2024	75,000	74,563
U.S. Treasury 2.00% 2025	30,000	29,208
U.S. Treasury 2.125% 2025	25,000	24,518
U.S. Treasury 2.25% 2025	43,000	42,462
U.S. Treasury 1.625% 2026	288,112	268,699
U.S. Treasury 1.625% 2026	157,611	147,299
U.S. Treasury 2.00% 2026	701,677	675,364
U.S. Treasury 5.375% 2031	20,000	26,606
U.S. Treasury 2.75% 2042	32,950	31,071
U.S. Treasury 2.875% 2043	36,410	35,110
U.S. Treasury 3.125% 2043	48,025	48,563
U.S. Treasury 3.125% 2044	39,797	40,193
U.S. Treasury 3.625% 2044	25,000	27,660
U.S. Treasury 2.50% 2045	115,000	102,165
U.S. Treasury 2.875% 2045	110,000	105,550
U.S. Treasury 3.00% 2045	110,500	108,690
U.S. Treasury 3.00% 2045	25,000	24,599
U.S. Treasury 2.50% 2046	76,255	67,567
U.S. Treasury 2.875% 2046	992,060	955,195
		12,012,710
U.S. Treasury inflation-protected securities 2.25%
U.S. Treasury Inflation-Protected Security 0.125% 2017[6]	106,423	106,669
U.S. Treasury Inflation-Protected Security 2.375% 2017[6]	119,862	119,879
U.S. Treasury Inflation-Protected Security 2.625% 2017[6]	116,628	119,465
U.S. Treasury Inflation-Protected Security 2.125% 2019[6]	56,293	59,487
U.S. Treasury Inflation-Protected Security 0.125% 2021[6]	101,988	102,647
U.S. Treasury Inflation-Protected Security 0.125% 2024[6]	98,746	97,151
U.S. Treasury Inflation-Protected Security 0.625% 2024[6]	340,361	346,799
U.S. Treasury Inflation-Protected Security 0.375% 2025[6]	418,765	416,896
U.S. Treasury Inflation-Protected Security 2.375% 2025[6]	64,118	73,656
U.S. Treasury Inflation-Protected Security 0.125% 2026[6]	60,505	58,566
U.S. Treasury Inflation-Protected Security 0.625% 2026[6]	122,451	123,624
U.S. Treasury Inflation-Protected Security 1.75% 2028[6]	31,037	34,685
American Balanced Fund — Page 5 of 32

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities (continued)	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.75% 2042[6]	$51,898	$49,282
U.S. Treasury Inflation-Protected Security 1.375% 2044[6]	305,677	334,458
U.S. Treasury Inflation-Protected Security 1.00% 2046[6]	228,973	230,432
		2,273,696
Federal agency bonds & notes 0.01%
Japan Finance Organization for Municipalities 2.125% 2019[4]	10,000	9,987
Total U.S. Treasury bonds & notes		14,296,393
Corporate bonds & notes 11.81% Financials 2.73%
ACE INA Holdings Inc. 2.30% 2020	7,635	7,631
ACE INA Holdings Inc. 2.875% 2022	22,180	22,354
ACE INA Holdings Inc. 3.15% 2025	10,050	10,012
ACE INA Holdings Inc. 3.35% 2026	5,180	5,246
Allstate Corp. 3.28% 2026	10,185	10,224
American Express Co. 6.15% 2017	22,800	23,476
American Express Credit Co. 1.55% 2017	9,055	9,066
AXA SA, Series B, junior subordinated 6.379% (undated)[4]	2,000	2,140
Bank of America Corp. 2.625% 2020	20,000	20,014
Bank of America Corp. 5.625% 2020	15,500	17,045
Bank of America Corp. 2.625% 2021	4,730	4,698
Bank of America Corp. 2.503% 2022	29,000	28,052
Bank of America Corp. 3.875% 2025	25,385	25,825
Bank of America Corp. 3.248% 2027	52,015	49,689
Bank of Nova Scotia 4.50% 2025	24,000	24,667
Barclays Bank PLC 3.25% 2021	19,345	19,419
Barclays Bank PLC 3.65% 2025	18,500	17,954
BB&T Corp. 2.45% 2020	37,000	37,283
Berkshire Hathaway Finance Corp. 1.30% 2019	15,320	15,133
Berkshire Hathaway Inc. 2.00% 2018	16,340	16,457
Berkshire Hathaway Inc. 2.90% 2020	9,500	9,727
Berkshire Hathaway Inc. 2.75% 2023	16,995	16,928
BNP Paribas 4.375% 2025[4]	5,700	5,670
BNP Paribas 4.375% 2026[4]	28,425	28,087
BPCE SA group 2.65% 2021	6,000	5,999
BPCE SA group 2.75% 2021	15,800	15,644
BPCE SA group 5.70% 2023[4]	8,000	8,431
BPCE SA group 5.15% 2024[4]	40,605	41,297
Capital One Financial Corp. 3.20% 2025	20,000	19,394
Charles Schwab Corp. 3.45% 2026	3,885	3,918
Citigroup Inc. 2.05% 2019	24,500	24,412
Citigroup Inc. 8.50% 2019	8,416	9,603
Citigroup Inc. 2.35% 2021	71,000	69,463
Citigroup Inc. 2.70% 2021	24,500	24,447
Citigroup Inc. 2.90% 2021	60,000	59,848
Citigroup Inc. 3.20% 2026	20,000	19,135
Citigroup Inc. 3.70% 2026	9,500	9,456
Citigroup Inc. 4.45% 2027	4,763	4,853
Citigroup Inc. 4.125% 2028	4,050	4,003
CME Group Inc. 5.30% 2043	3,135	3,674
CNA Financial Corp. 3.95% 2024	9,910	10,056
Credit Agricole SA 2.375% 2021[4]	6,645	6,541
Credit Agricole SA 4.375% 2025[4]	26,615	26,190
American Balanced Fund — Page 6 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Credit Suisse Group AG 1.70% 2018	$12,000	$11,974
Credit Suisse Group AG 3.45% 2021	20,000	20,129
Credit Suisse Group AG 3.80% 2022	10,000	10,091
Credit Suisse Group AG 3.80% 2023	32,275	32,250
Credit Suisse Group AG 3.75% 2025	11,570	11,400
Credit Suisse Group AG 4.55% 2026	17,130	17,800
Danske Bank AS 2.00% 2021[4]	37,870	36,812
DNB ASA 2.375% 2021[4]	27,000	26,721
Goldman Sachs Group, Inc. 2.90% 2018	15,000	15,210
Goldman Sachs Group, Inc. 2.55% 2019	66,250	66,749
Goldman Sachs Group, Inc. 2.60% 2020	14,610	14,627
Goldman Sachs Group, Inc. 2.75% 2020	20,725	20,817
Goldman Sachs Group, Inc. 2.242% 2021[7]	25,782	26,139
Goldman Sachs Group, Inc. 2.35% 2021	32,655	31,731
Goldman Sachs Group, Inc. 2.625% 2021	24,340	24,167
Goldman Sachs Group, Inc. 2.875% 2021	19,245	19,337
Goldman Sachs Group, Inc. 5.25% 2021	20,000	21,923
Goldman Sachs Group, Inc. 5.75% 2022	20,000	22,488
Goldman Sachs Group, Inc. 3.50% 2025	3,250	3,208
Goldman Sachs Group, Inc. 3.50% 2026	2,350	2,307
Goldman Sachs Group, Inc. 3.75% 2026	12,629	12,672
HSBC Holdings PLC 2.95% 2021	47,500	47,470
HSBC Holdings PLC 4.25% 2024	8,000	8,132
HSBC Holdings PLC 3.90% 2026	7,825	7,876
Intercontinentalexchange, Inc. 2.50% 2018	20,000	20,274
Intesa Sanpaolo SpA 5.017% 2024[4]	31,485	29,110
JPMorgan Chase & Co. 1.35% 2017	8,520	8,522
JPMorgan Chase & Co. 2.25% 2020	42,185	42,078
JPMorgan Chase & Co. 2.55% 2020	32,300	32,269
JPMorgan Chase & Co. 2.40% 2021	40,220	39,840
JPMorgan Chase & Co. 2.55% 2021	16,515	16,457
JPMorgan Chase & Co. 3.25% 2022	10,000	10,110
JPMorgan Chase & Co. 3.875% 2024	25,000	25,307
JPMorgan Chase & Co., Series Z, junior subordinated 5.30% (undated)	35,000	35,807
JPMorgan Chase & Co., Series S, junior subordinated 6.75% (undated)	25,000	26,969
Keybank National Association 2.50% 2019	17,000	17,176
Leucadia National Corp. 5.50% 2023	830	879
Liberty Mutual Group Inc. 4.25% 2023[4]	3,000	3,142
Lloyds Banking Group PLC 4.50% 2024	17,000	17,265
Lloyds Banking Group PLC 4.582% 2025	14,750	14,829
MetLife Global Funding I 1.55% 2019[4]	15,500	15,264
MetLife Global Funding I 2.30% 2019[4]	10,120	10,191
MetLife Global Funding I 2.00% 2020[4]	6,125	6,055
MetLife Global Funding I 2.50% 2020[4]	46,300	46,305
MetLife Global Funding I 1.95% 2021[4]	15,500	15,064
MetLife, Inc. 3.60% 2025	4,595	4,671
MetLife, Inc. 4.05% 2045	8,285	7,948
MetLife, Inc. 5.25% 2049	4,600	4,669
Mitsubishi UFJ Financial Group, Inc. 2.19% 2021	25,500	24,791
Morgan Stanley 2.50% 2021	66,300	65,589
Morgan Stanley 2.625% 2021	25,500	25,197
Morgan Stanley 2.282% 2023[7]	25,000	25,298
Morgan Stanley 4.00% 2025	8,950	9,178
Morgan Stanley 3.125% 2026	7,633	7,296
American Balanced Fund — Page 7 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Morgan Stanley 3.875% 2026	$12,115	$12,244
National Australia Bank Ltd. 1.375% 2019	10,200	10,028
National Australia Bank Ltd. 1.875% 2021	10,200	9,870
Nationwide Mutual Insurance Co. 3.253% 2024[4,7]	8,150	8,042
New York Life Global Funding 1.50% 2019[4]	15,265	15,059
New York Life Global Funding 2.10% 2019[4]	15,000	15,063
New York Life Global Funding 1.95% 2020[4]	16,000	15,883
New York Life Global Funding 1.70% 2021[4]	40,500	39,045
New York Life Global Funding 2.35% 2026[4]	11,890	11,078
Nordea Bank AB 2.50% 2020[4]	19,955	19,966
Nordea Bank AB 2.25% 2021[4]	8,800	8,660
PNC Bank 1.45% 2019	33,375	32,919
PNC Bank 2.40% 2019	14,800	14,935
PNC Bank 2.60% 2020	30,000	30,252
PNC Bank 2.55% 2021	17,000	17,009
PNC Financial Services Group, Inc. 3.90% 2024	20,000	20,511
Prudential Financial, Inc. 2.30% 2018	7,595	7,660
Prudential Financial, Inc. 3.50% 2024	23,600	24,099
QBE Insurance Group Ltd. 2.40% 2018[4]	19,300	19,335
Rabobank Nederland 2.25% 2019	15,000	15,079
Rabobank Nederland 2.50% 2021	38,570	38,554
Rabobank Nederland 4.375% 2025	22,650	23,253
Skandinaviska Enskilda Banken AB 1.875% 2021	25,500	24,653
Skandinaviska Enskilda Banken AB 2.625% 2021	23,000	23,017
Sumitomo Mitsui Banking Corp. 2.50% 2018	12,475	12,576
Svenska Handelsbanken AB 1.875% 2021	37,165	36,034
UBS Group AG 2.95% 2020[4]	20,000	20,011
UBS Group AG 4.125% 2025[4]	28,250	28,705
Unum Group 5.625% 2020	345	376
Unum Group 3.875% 2025	5,045	4,933
US Bancorp. 3.70% 2024	18,000	18,710
US Bancorp. 2.375% 2026	35,000	32,463
US Bank NA 1.40% 2019	5,465	5,405
US Bank NA 2.125% 2019	30,000	30,106
Wells Fargo & Co. 2.15% 2019	20,000	19,994
Wells Fargo & Co. 2.55% 2020	28,235	28,261
Wells Fargo & Co. 2.10% 2021	35,600	34,631
Wells Fargo & Co. 2.50% 2021	67,182	66,667
Wells Fargo & Co. 4.60% 2021	25,000	26,857
Wells Fargo & Co. 3.00% 2026	26,700	25,418
		2,760,102
Health care 1.96%
Abbott Laboratories 2.90% 2021	49,920	49,858
Abbott Laboratories 3.40% 2023	16,745	16,688
Abbott Laboratories 3.75% 2026	61,670	61,336
Abbott Laboratories 4.75% 2036	20,850	21,230
Abbott Laboratories 4.90% 2046	41,695	42,878
AbbVie Inc. 2.50% 2020	10,400	10,405
AbbVie Inc. 2.30% 2021	25,485	24,974
AbbVie Inc. 3.20% 2022	5,685	5,690
AbbVie Inc. 2.85% 2023	11,095	10,767
AbbVie Inc. 3.60% 2025	23,000	22,792
AbbVie Inc. 3.20% 2026	36,045	34,313
American Balanced Fund — Page 8 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
AbbVie Inc. 4.50% 2035	$10,360	$10,195
AbbVie Inc. 4.30% 2036	4,730	4,515
AbbVie Inc. 4.45% 2046	36,500	35,020
Aetna Inc. 1.70% 2018	42,635	42,604
Aetna Inc. 1.90% 2019	49,000	48,904
Aetna Inc. 2.40% 2021	66,940	66,647
Aetna Inc. 2.80% 2023	8,685	8,558
Aetna Inc. 3.20% 2026	88,065	87,167
Aetna Inc. 4.25% 2036	8,360	8,396
Aetna Inc. 4.375% 2046	7,215	7,260
Allergan PLC 3.00% 2020	26,950	27,330
Allergan PLC 3.45% 2022	32,390	32,882
Allergan PLC 3.85% 2024	15,000	15,140
Allergan PLC 3.80% 2025	25,550	25,592
Allergan PLC 4.55% 2035	18,870	18,706
Allergan PLC 4.75% 2045	53,080	52,211
AmerisourceBergen Corp. 3.25% 2025	2,170	2,153
AmerisourceBergen Corp. 4.25% 2045	2,045	1,962
Amgen Inc. 1.85% 2021	16,470	15,871
Amgen Inc. 2.70% 2022	21,240	21,035
Amgen Inc. 2.25% 2023	10,250	9,646
Amgen Inc. 4.40% 2045	30,250	29,088
AstraZeneca PLC 3.375% 2025	41,445	41,148
Baxalta Inc. 4.00% 2025	29,020	29,118
Bayer AG 2.375% 2019[4]	8,245	8,259
Becton, Dickinson and Co. 3.734% 2024	2,896	2,964
Biogen Inc. 3.625% 2022	10,210	10,482
Boston Scientific Corp. 3.375% 2022	20,000	20,332
Boston Scientific Corp. 3.85% 2025	72,550	72,728
Catholic Health Initiatives, Series 2012, 1.60% 2017	2,000	2,009
Celgene Corp. 3.55% 2022	10,770	11,048
Celgene Corp. 3.625% 2024	32,655	32,828
Celgene Corp. 3.875% 2025	38,540	39,110
Celgene Corp. 4.625% 2044	2,400	2,354
Celgene Corp. 5.00% 2045	10,000	10,417
EMD Finance LLC 2.40% 2020[4]	24,900	24,756
EMD Finance LLC 2.95% 2022[4]	12,850	12,798
EMD Finance LLC 3.25% 2025[4]	50,700	49,586
Gilead Sciences, Inc. 2.35% 2020	10,000	10,051
Gilead Sciences, Inc. 1.95% 2022	15,410	14,905
Gilead Sciences, Inc. 2.50% 2023	18,280	17,623
Gilead Sciences, Inc. 2.95% 2027	10,000	9,568
Gilead Sciences, Inc. 4.00% 2036	21,220	20,354
Gilead Sciences, Inc. 4.15% 2047	7,205	6,846
Humana Inc. 3.15% 2022	20,000	19,989
Johnson & Johnson 2.45% 2026	9,485	9,069
Medtronic, Inc. 3.50% 2025	37,500	38,605
Medtronic, Inc. 4.375% 2035	7,222	7,643
Medtronic, Inc. 4.625% 2045	8,220	8,893
Pfizer Inc. 7.20% 2039	485	701
Roche Holdings, Inc. 2.875% 2021[4]	22,000	22,372
Roche Holdings, Inc. 1.75% 2022[4]	18,330	17,610
Roche Holdings, Inc. 3.00% 2025[4]	19,000	18,832
Roche Holdings, Inc. 2.375% 2027[4]	19,685	18,418
American Balanced Fund — Page 9 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Shire PLC 1.90% 2019	$20,000	$19,750
Shire PLC 2.40% 2021	54,555	52,708
Shire PLC 2.875% 2023	38,195	36,315
Shire PLC 3.20% 2026	32,450	30,344
St. Jude Medical, Inc. 2.80% 2020	13,870	13,950
Stryker Corp. 2.625% 2021	5,200	5,221
Teva Pharmaceutical Finance Company BV 1.40% 2018	43,665	43,318
Teva Pharmaceutical Finance Company BV 1.70% 2019	44,530	43,760
Teva Pharmaceutical Finance Company BV 2.20% 2021	31,195	29,848
Teva Pharmaceutical Finance Company BV 2.80% 2023	15,940	15,094
Teva Pharmaceutical Finance Company BV 3.15% 2026	22,675	20,916
Teva Pharmaceutical Finance Company BV 4.10% 2046	13,140	11,282
Thermo Fisher Scientific Inc. 2.40% 2019	10,000	10,077
Thermo Fisher Scientific Inc. 4.15% 2024	11,840	12,334
UnitedHealth Group Inc. 1.40% 2017	10,000	10,003
UnitedHealth Group Inc. 6.00% 2017	20,170	20,586
UnitedHealth Group Inc. 6.00% 2018	35,000	36,699
UnitedHealth Group Inc. 2.125% 2021	26,195	25,882
UnitedHealth Group Inc. 3.35% 2022	15,405	15,867
WellPoint, Inc. 2.25% 2019	15,500	15,471
Zimmer Holdings, Inc. 2.70% 2020	12,915	12,918
Zimmer Holdings, Inc. 3.15% 2022	18,910	18,862
Zimmer Holdings, Inc. 4.25% 2035	1,197	1,118
		1,985,552
Consumer discretionary 1.59%
Amazon.com, Inc. 3.80% 2024	49,975	52,539
Amazon.com, Inc. 4.80% 2034	20,000	22,047
Amazon.com, Inc. 4.95% 2044	23,500	26,856
American Honda Finance Corp. 1.20% 2019	25,500	25,045
American Honda Finance Corp. 2.25% 2019	16,500	16,659
American Honda Finance Corp. 1.65% 2021	28,865	27,791
American Honda Finance Corp. 2.30% 2026	5,390	5,030
Bayerische Motoren Werke AG 2.25% 2023[4]	15,500	14,852
CBS Corp. 3.50% 2025	15,000	14,865
CBS Corp. 4.60% 2045	25,000	24,108
CCO Holdings LLC and CCO Holdings Capital Corp. 4.464% 2022	22,500	23,517
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025	26,000	27,415
CCO Holdings LLC and CCO Holdings Capital Corp. 6.384% 2035	11,125	12,721
CCO Holdings LLC and CCO Holdings Capital Corp. 6.484% 2045	18,025	20,875
Comcast Corp. 6.30% 2017	16,750	17,445
Comcast Corp. 1.625% 2022	10,250	9,814
Comcast Corp. 3.15% 2026	11,215	11,063
Comcast Corp. 2.35% 2027	27,250	25,178
Comcast Corp. 3.20% 2036	7,250	6,524
Comcast Corp. 6.45% 2037	15,000	19,373
Comcast Corp. 4.60% 2045	20,000	20,974
Comcast Corp. 3.40% 2046	5,250	4,587
DaimlerChrysler North America Holding Corp. 1.375% 2017[4]	15,125	15,126
DaimlerChrysler North America Holding Corp. 2.40% 2017[4]	12,000	12,038
DaimlerChrysler North America Holding Corp. 1.50% 2019[4]	25,500	25,087
DaimlerChrysler North America Holding Corp. 2.25% 2019[4]	13,000	13,007
DaimlerChrysler North America Holding Corp. 2.25% 2020[4]	20,810	20,710
DaimlerChrysler North America Holding Corp. 2.00% 2021[4]	30,300	29,414
American Balanced Fund — Page 10 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
DaimlerChrysler North America Holding Corp. 2.875% 2021[4]	$14,900	$14,988
DaimlerChrysler North America Holding Corp. 3.25% 2024[4]	7,570	7,534
Ford Motor Co. 5.291% 2046	10,000	10,149
Ford Motor Credit Co. 1.50% 2017	8,500	8,501
Ford Motor Credit Co. 2.145% 2018	15,485	15,510
Ford Motor Credit Co. 2.375% 2018	8,990	9,031
Ford Motor Credit Co. 2.551% 2018	9,015	9,068
Ford Motor Credit Co. 2.597% 2019	26,735	26,700
Ford Motor Credit Co. 2.943% 2019	21,000	21,243
Ford Motor Credit Co. 2.459% 2020	18,090	17,860
Ford Motor Credit Co. 3.157% 2020	30,400	30,630
Ford Motor Credit Co. 3.219% 2022	16,000	15,823
Ford Motor Credit Co. 3.096% 2023	24,000	23,185
Ford Motor Credit Co. 4.375% 2023	15,475	15,976
Ford Motor Credit Co. 3.664% 2024	10,000	9,762
Ford Motor Credit Co. 4.134% 2025	21,355	21,425
Ford Motor Credit Co. 4.389% 2026	13,000	13,182
General Motors Co. 6.60% 2036	11,785	13,489
General Motors Financial Co. 2.35% 2019	18,000	17,792
General Motors Financial Co. 2.40% 2019	20,435	20,384
General Motors Financial Co. 3.50% 2019	4,685	4,771
General Motors Financial Co. 3.70% 2020	42,325	43,061
General Motors Financial Co. 3.20% 2021	23,600	23,407
General Motors Financial Co. 4.20% 2021	23,000	23,669
General Motors Financial Co. 4.375% 2021	5,500	5,706
General Motors Financial Co. 3.45% 2022	52,100	51,532
General Motors Financial Co. 3.70% 2023	28,200	27,757
General Motors Financial Co. 4.30% 2025	18,175	18,038
General Motors Financial Co. 4.00% 2026	17,545	16,890
Home Depot, Inc. 2.00% 2021	18,000	17,852
Home Depot, Inc. 4.40% 2021	15,000	16,260
Home Depot, Inc. 2.125% 2026	25,000	23,054
Home Depot, Inc. 5.95% 2041	7,500	9,538
Home Depot, Inc. 4.25% 2046	19,800	20,796
Home Depot, Inc. 3.50% 2056	19,215	16,829
Hyundai Capital America 2.00% 2019[4]	11,960	11,870
Hyundai Capital America 2.45% 2021[4]	33,000	32,251
Lowe’s Companies, Inc. 2.50% 2026	23,310	22,131
McDonald’s Corp. 3.70% 2026	17,905	18,238
NBC Universal Enterprise, Inc. 5.25% 2049[4]	475	500
Newell Rubbermaid Inc. 3.15% 2021	43,135	43,904
Newell Rubbermaid Inc. 3.85% 2023	31,830	33,028
Newell Rubbermaid Inc. 4.20% 2026	58,710	61,265
Newell Rubbermaid Inc. 5.50% 2046	10,800	12,404
NIKE, Inc. 2.375% 2026	25,500	24,052
NIKE, Inc. 3.375% 2046	20,500	18,521
Nordstrom, Inc. 4.00% 2021	6,245	6,540
Starbucks Corp. 2.10% 2021	1,395	1,390
Thomson Reuters Corp. 1.65% 2017	4,965	4,971
Thomson Reuters Corp. 6.50% 2018	20,815	22,236
Thomson Reuters Corp. 4.30% 2023	4,500	4,710
Thomson Reuters Corp. 3.35% 2026	12,410	12,062
Thomson Reuters Corp. 5.65% 2043	2,000	2,207
Time Warner Cable Inc. 6.75% 2018	20,000	21,357
American Balanced Fund — Page 11 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Time Warner Inc. 3.80% 2027	$6,045	$6,004
Toyota Motor Credit Corp. 2.15% 2020	18,500	18,463
Toyota Motor Credit Corp. 2.25% 2023	30,985	29,862
Volkswagen International Finance NV 2.375% 2017[4]	16,000	16,043
		1,610,061
Energy 1.58%
Anadarko Petroleum Corp. 4.85% 2021	24,635	26,418
Anadarko Petroleum Corp. 5.55% 2026	13,895	15,560
Anadarko Petroleum Corp. 6.45% 2036	685	816
Anadarko Petroleum Corp. 6.60% 2046	16,735	20,677
APT Pipelines Ltd. 4.20% 2025[4]	27,300	27,229
Canadian Natural Resources Ltd. 5.70% 2017	11,925	12,103
Canadian Natural Resources Ltd. 3.80% 2024	1,720	1,715
Cenovus Energy Inc. 3.00% 2022	2,000	1,934
Cenovus Energy Inc. 3.80% 2023	20,710	20,222
Chevron Corp. 2.10% 2021	32,000	31,717
Chevron Corp. 2.566% 2023	13,000	12,813
Chevron Corp. 3.326% 2025	8,700	8,865
Chevron Corp. 2.954% 2026	6,700	6,589
ConocoPhillips 4.20% 2021	34,295	36,434
ConocoPhillips 4.95% 2026	18,000	19,882
Devon Energy Corp. 5.00% 2045	17,340	17,066
Diamond Offshore Drilling, Inc. 4.875% 2043	26,725	19,117
Enbridge Energy Partners, LP 9.875% 2019	11,250	12,787
Enbridge Energy Partners, LP 4.375% 2020	15,730	16,424
Enbridge Energy Partners, LP 4.20% 2021	300	312
Enbridge Energy Partners, LP 5.875% 2025	48,445	54,037
Enbridge Energy Partners, LP 5.50% 2040	15,000	14,921
Enbridge Energy Partners, LP 7.375% 2045	19,575	24,321
Enbridge Energy Partners, LP, Series B, 6.50% 2018	17,370	18,281
Enbridge Energy Partners, LP, Series B, 7.50% 2038	12,250	14,671
Enbridge Inc. 5.60% 2017	10,000	10,103
Enbridge Inc. 4.00% 2023	37,535	38,120
Enbridge Inc. 3.50% 2024	990	965
Enbridge Inc. 4.25% 2026	12,235	12,534
Enbridge Inc. 5.50% 2046	21,595	23,254
Energy Transfer Partners, LP 4.15% 2020	11,500	11,910
Energy Transfer Partners, LP 4.75% 2026	16,100	16,653
Energy Transfer Partners, LP 6.125% 2045	14,990	15,976
EnLink Midstream Partners, LP 4.40% 2024	16,245	16,148
EnLink Midstream Partners, LP 4.15% 2025	37,740	36,650
EnLink Midstream Partners, LP 4.85% 2026	25,000	25,231
EnLink Midstream Partners, LP 5.05% 2045	9,405	8,541
Enterprise Products Operating LLC 5.20% 2020	6,355	6,940
Enterprise Products Operating LLC 2.85% 2021	21,135	21,299
Enterprise Products Operating LLC 3.90% 2024	16,545	17,071
Enterprise Products Operating LLC 3.95% 2027	550	564
Enterprise Products Operating LLC 4.90% 2046	8,405	8,645
EOG Resources, Inc. 4.15% 2026	10,220	10,700
Exxon Mobil Corp. 2.222% 2021	18,000	18,006
Exxon Mobil Corp. 2.726% 2023	12,000	12,039
Halliburton Co. 3.80% 2025	44,890	45,626
Halliburton Co. 5.00% 2045	32,870	35,718
American Balanced Fund — Page 12 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Kinder Morgan Energy Partners, LP 6.00% 2017	$18,000	$18,055
Kinder Morgan Energy Partners, LP 2.65% 2019	20,000	20,108
Kinder Morgan Energy Partners, LP 9.00% 2019	4,395	4,950
Kinder Morgan Energy Partners, LP 3.50% 2021	3,980	4,041
Kinder Morgan Energy Partners, LP 4.15% 2022	12,855	13,193
Kinder Morgan Energy Partners, LP 4.25% 2024	10,545	10,796
Kinder Morgan Energy Partners, LP 5.40% 2044	13,135	13,116
Kinder Morgan Energy Partners, LP 5.50% 2044	4,571	4,668
Kinder Morgan Finance Co. 5.05% 2046	13,241	13,132
Kinder Morgan, Inc. 3.05% 2019	17,150	17,400
Kinder Morgan, Inc. 4.30% 2025	19,285	19,864
Kinder Morgan, Inc. 5.30% 2034	8,205	8,339
Kinder Morgan, Inc. 5.55% 2045	11,835	12,470
Noble Corp. PLC 7.20% 2025	8,745	8,242
Petróleos Mexicanos 5.50% 2021	9,500	9,785
Petróleos Mexicanos 6.375% 2021[4]	12,110	12,927
Petróleos Mexicanos 5.375% 2022[4]	16,135	16,542
Petróleos Mexicanos 3.50% 2023	22,000	20,251
Petróleos Mexicanos 4.625% 2023[4]	10,000	9,753
Petróleos Mexicanos 6.875% 2026[4]	11,350	12,003
Petróleos Mexicanos 6.50% 2027[4]	21,055	21,745
Petróleos Mexicanos 5.50% 2044	2,173	1,819
Petróleos Mexicanos 5.625% 2046	25,290	21,086
Petróleos Mexicanos 6.75% 2047[4]	29,952	28,374
Phillips 66 Partners LP 3.605% 2025	5,380	5,271
Phillips 66 Partners LP 3.55% 2026	3,350	3,244
Phillips 66 Partners LP 4.90% 2046	20,100	19,339
Pioneer Natural Resources Co. 3.45% 2021	11,530	11,784
Pioneer Natural Resources Co. 4.45% 2026	6,370	6,765
Royal Dutch Shell PLC 1.75% 2021	31,065	30,179
Royal Dutch Shell PLC 3.75% 2046	31,750	29,228
Schlumberger BV 3.00% 2020[4]	14,535	14,839
Schlumberger BV 3.625% 2022[4]	29,365	30,426
Schlumberger BV 4.00% 2025[4]	25,565	26,785
Shell International Finance BV 2.25% 2020	49,450	49,370
Shell International Finance BV 1.875% 2021	46,355	45,310
Shell International Finance BV 2.875% 2026	11,500	11,115
Spectra Energy Partners, LP 4.75% 2024	7,030	7,466
Spectra Energy Partners, LP 3.375% 2026	6,160	5,895
Spectra Energy Partners, LP 4.50% 2045	6,765	6,445
Statoil ASA 3.125% 2017	16,500	16,689
Statoil ASA 2.75% 2021	5,395	5,447
Statoil ASA 3.25% 2024	1,690	1,713
Statoil ASA 4.25% 2041	6,000	5,991
TC PipeLines, LP 4.375% 2025	7,880	7,947
TransCanada PipeLines Ltd. 5.00% 2043	12,000	13,335
TransCanada PipeLines Ltd., junior subordinated 5.625% 2075	6,410	6,490
Western Gas Partners LP 3.95% 2025	3,730	3,680
Western Gas Partners LP 4.65% 2026	7,045	7,298
Williams Partners LP 4.50% 2023	12,400	12,742
Williams Partners LP 4.30% 2024	16,170	16,335
Williams Partners LP 3.90% 2025	12,000	11,774
Williams Partners LP 4.00% 2025	4,800	4,748
American Balanced Fund — Page 13 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Williams Partners LP 5.10% 2045	$13,795	$13,136
Woodside Petroleum Ltd. 3.65% 2025[4]	12,400	12,119
		1,593,168
Utilities 0.91%
Ameren Corp. 3.65% 2026	1,410	1,418
American Electric Power Co., Inc. 2.95% 2022	13,694	13,783
American Electric Power Co., Inc. 2.75% 2026	5,690	5,372
Berkshire Hathaway Energy Co. 2.40% 2020	13,643	13,682
CMS Energy Corp. 8.75% 2019	5,797	6,695
CMS Energy Corp. 5.05% 2022	9,215	10,096
CMS Energy Corp. 3.875% 2024	14,310	14,889
CMS Energy Corp. 3.60% 2025	1,595	1,615
Comision Federal de Electricidad 4.75% 2027[4]	10,725	10,323
Commonwealth Edison Company 2.55% 2026	16,785	15,987
Commonwealth Edison Company 4.35% 2045	8,345	8,731
Consumers Energy Co. 3.375% 2023	1,435	1,480
Consumers Energy Co. 3.125% 2024	10,520	10,595
Consumers Energy Co. 3.25% 2046	10,635	9,393
Dominion Resources, Inc. 1.875% 2018[4]	25,000	24,965
Dominion Resources, Inc. 1.60% 2019	3,660	3,605
Dominion Resources, Inc. 2.962% 2019	11,040	11,179
Dominion Resources, Inc. 2.00% 2021	13,335	12,934
Dominion Resources, Inc. 4.104% 2021	26,180	27,275
Duke Energy Carolinas, Inc. 2.50% 2023	2,700	2,675
Duke Energy Corp. 1.80% 2021	10,635	10,246
Duke Energy Corp. 3.75% 2024	24,295	25,064
Duke Energy Corp. 2.65% 2026	10,250	9,572
Duke Energy Corp. 3.75% 2046	10,250	9,247
Duke Energy Progress Inc. 4.15% 2044	26,190	26,031
Duke Energy Progress Inc. 3.70% 2046	29,270	27,729
E.ON International Finance BV 5.80% 2018[4]	24,450	25,648
Electricité de France SA 2.35% 2020[4]	4,600	4,555
Electricité de France SA 6.95% 2039[4]	9,000	11,301
Emera Inc. 6.75% 2076	11,600	12,470
Emera US Finance LP 2.15% 2019[4]	9,165	9,151
Emera US Finance LP 2.70% 2021[4]	11,940	11,820
Emera US Finance LP 3.55% 2026[4]	17,715	17,424
Enersis Américas SA 4.00% 2026	4,330	4,141
Entergy Corp. 2.95% 2026	24,040	22,501
Eversource Energy 2.50% 2021	10,200	10,129
Eversource Energy 2.70% 2026	4,085	3,925
Exelon Corp. 2.85% 2020	15,000	15,164
Exelon Corp. 3.40% 2026	2,840	2,788
Exelon Corp. 4.45% 2046	12,640	12,399
MidAmerican Energy Co. 2.40% 2019	5,500	5,567
MidAmerican Energy Holdings Co. 5.75% 2018	15,300	16,074
MidAmerican Energy Holdings Co. 3.75% 2023	20,000	20,922
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	8,450	9,745
National Rural Utilities Cooperative Finance Corp. 2.15% 2019	18,000	18,137
National Rural Utilities Cooperative Finance Corp. 2.00% 2020	14,460	14,353
National Rural Utilities Cooperative Finance Corp. 2.30% 2020	13,625	13,540
National Rural Utilities Cooperative Finance Corp. 2.70% 2023	5,400	5,364
National Rural Utilities Cooperative Finance Corp. 3.25% 2025	15,500	15,716
American Balanced Fund — Page 14 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Niagara Mohawk Power Corp. 3.508% 2024[4]	$6,375	$6,492
Northeast Utilities 1.60% 2018	10,000	9,979
Northeast Utilities 3.15% 2025	8,845	8,737
Northern States Power Co. 4.125% 2044	18,000	18,309
NV Energy, Inc 6.25% 2020	10,168	11,532
Ohio Power Co., Series G, 6.60% 2033	165	203
Pacific Gas and Electric Co. 3.25% 2023	6,742	6,881
Pacific Gas and Electric Co. 3.85% 2023	21,430	22,617
Pacific Gas and Electric Co. 3.40% 2024	3,369	3,444
Pacific Gas and Electric Co. 3.75% 2024	20,000	20,841
Pacific Gas and Electric Co. 2.95% 2026	11,205	10,984
Pacific Gas and Electric Co. 4.75% 2044	4,930	5,421
Pacific Gas and Electric Co. 4.30% 2045	3,170	3,249
PacifiCorp. 3.35% 2025	7,800	7,914
PacifiCorp., First Mortgage Bonds, 5.65% 2018	2,465	2,612
PacifiCorp., First Mortgage Bonds, 3.60% 2024	18,405	19,138
PG&E Corp. 2.40% 2019	9,380	9,418
Public Service Electric and Gas Co., 1.90% 2021	6,810	6,687
Public Service Electric and Gas Co., 2.375% 2023	2,075	2,028
Public Service Electric and Gas Co., 3.05% 2024	13,425	13,527
Public Service Enterprise Group Inc. 2.00% 2021	7,985	7,733
Public Service Enterprise Group Inc. 2.25% 2026	3,875	3,595
Puget Energy, Inc. 6.50% 2020	5,750	6,483
Puget Energy, Inc. 6.00% 2021	13,200	14,785
Puget Energy, Inc. 5.625% 2022	14,950	16,557
Puget Energy, Inc. 3.65% 2025	9,400	9,268
Sierra Pacific Power Co. 2.60% 2026	8,000	7,652
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	14,000	14,329
Southern California Edison Co. 1.845% 2022[8]	12,120	11,921
Tampa Electric Co. 4.35% 2044	11,410	11,437
Teco Finance, Inc. 5.15% 2020	5,627	5,976
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 2018[4,8]	801	818
Virginia Electric and Power Co., Series B, 5.95% 2017	8,000	8,244
Xcel Energy Inc. 4.70% 2020	4,845	5,153
Xcel Energy Inc. 2.60% 2022	5,590	5,568
Xcel Energy Inc. 3.30% 2025	5,795	5,800
		922,747
Consumer staples 0.77%
Altria Group, Inc. 9.25% 2019	5,067	5,980
Altria Group, Inc. 2.625% 2020	14,760	14,931
Altria Group, Inc. 2.95% 2023	12,000	11,997
Altria Group, Inc. 4.00% 2024	7,400	7,822
Altria Group, Inc. 2.625% 2026	18,585	17,610
Altria Group, Inc. 9.95% 2038	13,500	22,952
Altria Group, Inc. 4.50% 2043	13,700	13,951
Altria Group, Inc. 5.375% 2044	6,825	7,899
Altria Group, Inc. 3.875% 2046	12,970	11,996
Anheuser-Busch InBev NV 2.20% 2018	18,700	18,830
Anheuser-Busch InBev NV 7.75% 2019	20,000	22,280
Anheuser-Busch InBev NV 3.30% 2023	22,345	22,748
Anheuser-Busch InBev NV 3.65% 2026	11,385	11,562
British American Tobacco International Finance PLC 2.125% 2017[4]	16,000	16,045
British American Tobacco International Finance PLC 3.50% 2022[4]	17,905	18,346
American Balanced Fund — Page 15 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
British American Tobacco International Finance PLC 3.95% 2025[4]	$16,500	$17,084
Imperial Tobacco Finance PLC 2.05% 2018[4]	16,000	16,017
Imperial Tobacco Finance PLC 3.50% 2023[4]	17,000	17,149
Kraft Foods Inc. 2.25% 2017	4,725	4,740
Kraft Foods Inc. 3.50% 2022	23,285	23,695
Kraft Heinz Co. 4.375% 2046	23,475	22,134
Kroger Co. 2.60% 2021	6,100	6,088
Kroger Co. 3.50% 2026	16,135	16,218
Mead Johnson Nutrition Co. 3.00% 2020	6,525	6,608
Mead Johnson Nutrition Co. 4.125% 2025	3,355	3,432
Molson Coors Brewing Co. 1.45% 2019	7,465	7,356
Molson Coors Brewing Co. 2.10% 2021	11,385	11,090
Molson Coors Brewing Co. 3.00% 2026	17,755	16,793
Molson Coors Brewing Co. 4.20% 2046	10,475	9,786
PepsiCo, Inc. 1.35% 2019	13,215	13,113
Pernod Ricard SA 2.95% 2017[4]	35,500	35,519
Pernod Ricard SA 4.45% 2022[4]	9,600	10,187
Philip Morris International Inc. 1.875% 2021	25,020	24,481
Philip Morris International Inc. 3.25% 2024	10,000	10,066
Philip Morris International Inc. 3.375% 2025	27,395	27,846
Philip Morris International Inc. 4.25% 2044	6,000	5,927
Procter & Gamble Co. 1.70% 2021	8,270	8,126
Procter & Gamble Co. 2.45% 2026	15,000	14,370
Reynolds American Inc. 2.30% 2018	5,900	5,939
Reynolds American Inc. 3.25% 2022	11,420	11,386
Reynolds American Inc. 4.00% 2022	6,695	7,004
Reynolds American Inc. 4.85% 2023	12,000	13,038
Reynolds American Inc. 4.45% 2025	34,365	36,300
Reynolds American Inc. 5.70% 2035	1,555	1,788
Reynolds American Inc. 6.15% 2043	1,975	2,387
Reynolds American Inc. 5.85% 2045	32,595	38,669
The JM Smucker Co. 3.00% 2022	4,985	5,034
The JM Smucker Co. 3.50% 2025	5,775	5,826
Walgreens Boots Alliance, Inc. 2.60% 2021	23,146	23,004
Walgreens Boots Alliance, Inc. 3.30% 2021	20,000	20,379
Walgreens Boots Alliance, Inc. 3.45% 2026	17,660	17,344
Wal-Mart Stores, Inc. 3.30% 2024	12,295	12,640
WM. Wrigley Jr. Co 3.375% 2020[4]	22,500	23,132
		776,644
Real estate 0.62%
Alexandria Real Estate Equities, Inc. 4.30% 2026	15,720	16,164
American Campus Communities, Inc. 3.35% 2020	16,070	16,338
American Campus Communities, Inc. 3.75% 2023	7,915	7,989
American Campus Communities, Inc. 4.125% 2024	14,235	14,601
American Tower Corp. 3.40% 2019	13,550	13,849
AvalonBay Communities, Inc. 3.625% 2020	15,000	15,573
Boston Properties, Inc. 3.70% 2018	20,000	20,605
Brandywine Operating Partnership, LP 3.95% 2023	1,639	1,633
Corporate Office Properties LP 3.60% 2023	12,100	11,647
Corporate Office Properties LP 5.25% 2024	30,030	31,298
Corporate Office Properties LP 5.00% 2025	6,735	6,883
DDR Corp. 3.50% 2021	7,000	7,107
DDR Corp. 3.625% 2025	15,075	14,590
American Balanced Fund — Page 16 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Real estate (continued)	Principal amount (000)	Value (000)
DDR Corp. 4.25% 2026	$7,370	$7,415
Developers Diversified Realty Corp. 7.875% 2020	6,365	7,413
EPR Properties 4.50% 2025	4,460	4,408
EPR Properties 4.75% 2026	43,650	43,246
ERP Operating LP 4.75% 2020	12,000	12,913
Essex Portfolio L.P. 3.875% 2024	21,515	21,912
Essex Portfolio L.P. 3.50% 2025	21,965	21,644
Essex Portfolio L.P. 3.375% 2026	2,395	2,317
HCP, Inc. 5.375% 2021	15,000	16,388
Hospitality Properties Trust 6.70% 2018	23,400	23,994
Hospitality Properties Trust 4.25% 2021	30,925	31,998
Hospitality Properties Trust 5.00% 2022	4,350	4,593
Hospitality Properties Trust 4.50% 2023	11,630	11,599
Kimco Realty Corp. 3.40% 2022	15,690	15,925
Kimco Realty Corp. 3.125% 2023	11,705	11,593
Kimco Realty Corp. 2.70% 2024	9,275	8,878
Kimco Realty Corp. 2.80% 2026	10,000	9,312
Prologis, Inc. 4.25% 2023	20,000	21,239
Scentre Group 2.375% 2019[4]	14,845	14,836
Scentre Group 2.375% 2021[4]	20,430	20,093
Scentre Group 3.25% 2025[4]	11,492	11,100
Scentre Group 3.50% 2025[4]	20,415	20,154
Select Income REIT 3.60% 2020	8,000	8,016
Simon Property Group, LP 1.50% 2018[4]	13,825	13,819
Simon Property Group, LP 3.30% 2026	14,600	14,524
WEA Finance LLC 2.70% 2019[4]	5,395	5,458
WEA Finance LLC 3.25% 2020[4]	32,500	33,067
WEA Finance LLC 3.75% 2024[4]	22,800	23,056
Weingarten Realty Investors 3.25% 2026	1,645	1,553
		620,740
Telecommunication services 0.52%
AT&T Inc. 1.418% 2017[7]	8,000	8,005
AT&T Inc. 2.80% 2021	54,500	54,075
AT&T Inc. 3.00% 2022	30,000	29,454
AT&T Inc. 3.60% 2023	18,400	18,562
AT&T Inc. 4.125% 2026	25,100	25,428
AT&T Inc. 4.50% 2035	7,000	6,774
AT&T Inc. 4.35% 2045	9,691	8,652
AT&T Inc. 4.75% 2046	2,426	2,303
AT&T Inc. 4.50% 2048	6,000	5,431
British Telecommunications PLC 2.35% 2019	13,285	13,364
Deutsche Telekom International Finance BV 1.95% 2021[4]	10,000	9,637
Deutsche Telekom International Finance BV 2.485% 2023[4]	20,900	19,971
Deutsche Telekom International Finance BV 9.25% 2032	9,993	15,433
France Télécom 4.125% 2021	20,000	21,122
France Télécom 9.00% 2031	1,690	2,543
Orange SA 1.625% 2019	20,000	19,705
Orange SA 2.75% 2019	14,870	15,069
Orange SA 5.50% 2044	14,000	16,110
SoftBank Group Corp. 3.36% 2023[4,8]	15,000	15,031
Telefónica Emisiones, SAU 3.192% 2018	15,000	15,218
Verizon Communications Inc. 1.375% 2019	20,430	20,116
Verizon Communications Inc. 1.75% 2021	9,545	9,158
American Balanced Fund — Page 17 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services (continued)	Principal amount (000)	Value (000)
Verizon Communications Inc. 3.00% 2021	$5,674	$5,718
Verizon Communications Inc. 2.625% 2026	40,000	36,843
Verizon Communications Inc. 4.272% 2036	64,568	61,899
Verizon Communications Inc. 6.25% 2037	20,000	23,748
Verizon Communications Inc. 4.125% 2046	52,864	47,942
		527,311
Information technology 0.52%
Alphabet Inc. 1.998% 2026	51,000	46,797
Apple Inc. 1.55% 2021	43,665	42,204
Apple Inc. 2.25% 2021	23,000	22,998
Cisco Systems, Inc. 1.85% 2021	30,025	29,303
Cisco Systems, Inc. 2.20% 2023	10,000	9,617
Cisco Systems, Inc. 2.50% 2026	10,000	9,508
Dell Inc. 4.42% 2021[4]	50,695	52,464
Harris Corp. 3.832% 2025	6,615	6,723
Harris Corp. 4.854% 2035	8,245	8,676
Intel Corp. 3.70% 2025	22,000	23,199
Intel Corp. 4.90% 2045	14,540	16,272
KLA-Tencor Corp. 4.65% 2024	10,000	10,591
Microsoft Corp. 1.55% 2021	51,435	49,873
Microsoft Corp. 2.40% 2026	27,000	25,515
Microsoft Corp. 4.20% 2035	18,000	18,948
Microsoft Corp. 3.70% 2046	15,000	14,128
Oracle Corp. 2.375% 2019	17,500	17,736
Oracle Corp. 2.80% 2021	6,100	6,216
Oracle Corp. 2.65% 2026	31,000	29,418
Visa Inc. 2.80% 2022	23,000	23,098
Visa Inc. 3.15% 2025	49,000	49,203
Visa Inc. 4.30% 2045	10,000	10,560
		523,047
Industrials 0.45%
3M Co. 1.625% 2021	15,000	14,613
3M Co. 2.25% 2026	10,000	9,384
3M Co. 3.125% 2046	10,000	8,917
American Airlines, Inc., Series 2013-2, Class A, 4.95% 2024[8]	9,323	9,953
Canadian National Railway Co. 3.20% 2046	17,110	15,045
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[8]	1,235	1,253
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[8]	724	730
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[8]	4,495	4,704
Continental Airlines, Inc., Series 2001-1, Class A1, 6.703% 2022[8]	1,521	1,628
ERAC USA Finance Co. 2.80% 2018[4]	9,900	10,027
ERAC USA Finance Co. 2.70% 2023[4]	25,500	24,506
FedEx Corp. 4.75% 2045	65,685	68,163
Fortive Corp. 1.80% 2019[4]	8,000	7,953
Fortive Corp. 2.35% 2021[4]	6,505	6,419
General Electric Capital Corp. 2.342% 2020	18,286	18,254
General Electric Capital Corp., Series A, 6.00% 2019	2,577	2,847
General Electric Co. 2.70% 2022	11,000	10,994
General Electric Co. 4.125% 2042	11,000	11,157
General Electric Corp. 5.25% 2017	11,000	11,396
Honeywell International Inc. 1.85% 2021	17,905	17,492
Honeywell International Inc. 2.50% 2026	20,000	18,965
American Balanced Fund — Page 18 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
Johnson Controls, Inc. 1.40% 2017	$10,000	$10,017
Lockheed Martin Corp. 3.10% 2023	4,710	4,763
Lockheed Martin Corp. 3.55% 2026	48,050	49,118
Lockheed Martin Corp. 4.70% 2046	11,490	12,524
Roper Technologies, Inc. 2.80% 2021	9,660	9,657
Roper Technologies, Inc. 3.80% 2026	8,325	8,394
Siemens AG 1.70% 2021[4]	25,500	24,491
Southwest Airlines Co. 2.75% 2019	6,255	6,371
Union Pacific Corp. 5.70% 2018	11,150	11,871
United Technologies Corp. 3.10% 2022	30,000	30,825
Waste Management, Inc. 2.90% 2022	15,000	15,081
		457,512
Materials 0.16%
BHP Billiton Finance Ltd. 6.25% 2075[4]	3,175	3,450
BHP Billiton Finance Ltd. 6.75% 2075[4]	12,825	14,428
Chevron Phillips Chemical Company LLC 2.45% 2020[4]	16,880	16,762
CRH America, Inc. 3.875% 2025[4]	7,700	7,844
Eastman Chemical Co. 2.70% 2020	21,000	21,127
Eastman Chemical Co. 3.80% 2025	7,405	7,471
Ecolab Inc. 4.35% 2021	1,000	1,081
Ecolab Inc. 5.50% 2041	1,500	1,767
Georgia-Pacific Corp. 2.539% 2019[4]	21,000	21,188
Holcim Ltd. 5.15% 2023[4]	12,500	13,560
International Paper Co. 7.30% 2039	6,425	8,200
Monsanto Co. 4.40% 2044	13,090	12,676
Praxair, Inc. 1.05% 2017	16,000	15,978
Praxair, Inc. 2.25% 2020	12,034	12,004
Rohm and Haas Co. 6.00% 2017	5,003	5,160
		162,696
Total corporate bonds & notes		11,939,580
Mortgage-backed obligations 6.24%
Aventura Mall Trust, Series A, 3.743% 2032[4,7,8]	9,200	9,674
Banc of America Commercial Mortgage Inc., Series 2006-3, Class A4, 5.889% 2044[7,8]	92	91
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A4, 5.548% 2049[7,8]	5,780	5,813
Banc of America Commercial Mortgage Inc., Series 2007-2, Class AM, 5.648% 2049[7,8]	4,100	4,112
Banc of America Commercial Mortgage Inc., Series 2007-4, Class AM, 5.814% 2051[7,8]	1,250	1,273
Banc of America Commercial Mortgage Inc., Series 2008-1, Class A4, 6.235% 2051[7,8]	20,155	20,679
Bank of Nova Scotia 1.75% 2017[4,8]	65,625	65,703
Bank of Nova Scotia 2.125% 2019[8]	16,225	16,306
Barclays Bank PLC 2.25% 2017[4,8]	2,850	2,861
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A1A, 5.65% 2050[7,8]	1,436	1,463
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A4, 5.694% 2050[7,8]	8,103	8,244
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class AM, 6.084% 2050[7,8]	6,425	6,628
Bellemeade Re Ltd., Series 2015-1A, Class M1, 3.256% 2025[4,7,8]	1,353	1,359
Caisse Centrale Desjardins 1.60% 2017[4,8]	600	601
CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6A1, 3.465% 2033[7,8]	1,832	1,853
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class AAB, 2.984% 2048[8]	3,370	3,395
Commercial Mortgage Trust, Series 2007-C9, Class A1A, 5.812% 2049[7,8]	806	816
Commercial Mortgage Trust, Series 2015-PC1, Class A5, 3.902% 2050[8]	15,265	15,969
Commonwealth Bank of Australia 2.25% 2017[4,8]	675	676
Commonwealth Bank of Australia 1.875% 2018[4,8]	5,700	5,708
American Balanced Fund — Page 19 of 32

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Commonwealth Bank of Australia 2.00% 2019[4,8]	$23,500	$23,541
Connecticut Avenue Securities, Series 2013-C01, Class M1, 2.756% 2023[4,7,8]	338	341
Connecticut Avenue Securities, Series 2014-C01, Class M1, 2.356% 2024[4,7,8]	837	843
Core Industrial Trust, Series 2015-CALW, Class A, 3.04% 2034[4,8]	19,570	19,979
Credit Mutuel-CIC Home Loan SFH 1.50% 2017[4,8]	800	799
CS First Boston Mortgage Securities Corp., Series 2002-34, Class IA1, 7.50% 2032[8]	559	614
CS First Boston Mortgage Securities Corp., Series 2002-30, Class IA1, 7.50% 2032[8]	383	417
CS First Boston Mortgage Securities Corp., Series 2003-21, Class VA1, 6.50% 2033[8]	533	575
CS First Boston Mortgage Securities Corp., Series 2003-29, Class VA1, 7.00% 2033[8]	848	909
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 2034[8]	2,514	2,567
CS First Boston Mortgage Securities Corp., Series 2007-C3, Class A1A1, 5.687% 2039[7,8]	2,868	2,877
CS First Boston Mortgage Securities Corp., Series 2007-C5, Class A4, 5.695% 2040[7,8]	12,117	12,292
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617% 2048[8]	5,600	5,789
DBUBS Mortgage Trust, Series 2011-LC1A, Class A3, 5.002% 2046[4,8]	9,500	10,307
DNB ASA 1.45% 2019[4,8]	925	924
EQTY 2014-INNS Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2014-A, 1.499% 2031[4,7,8]	8,992	8,999
Fannie Mae 11.00% 2018[8]	5	6
Fannie Mae 4.50% 2025[8]	3,610	3,822
Fannie Mae 4.50% 2025[8]	2,725	2,874
Fannie Mae 2.50% 2027[8]	24,175	24,245
Fannie Mae 2.50% 2027[8]	23,247	23,314
Fannie Mae 2.50% 2027[8]	1,577	1,582
Fannie Mae 2.50% 2027[8]	1,533	1,538
Fannie Mae 2.50% 2027[8]	1,209	1,212
Fannie Mae 2.50% 2027[8]	880	883
Fannie Mae 2.50% 2027[8]	772	774
Fannie Mae 2.50% 2027[8]	708	710
Fannie Mae 2.50% 2028[8]	18,682	18,737
Fannie Mae 2.50% 2028[8]	4,317	4,327
Fannie Mae 2.50% 2028[8]	2,384	2,389
Fannie Mae 2.50% 2028[8]	2,166	2,173
Fannie Mae 2.50% 2028[8]	1,902	1,907
Fannie Mae 2.50% 2028[8]	1,314	1,318
Fannie Mae 2.50% 2028[8]	781	783
Fannie Mae 2.50% 2028[8]	638	640
Fannie Mae 2.50% 2028[8]	324	325
Fannie Mae 2.50% 2031[8]	193,451	193,897
Fannie Mae 2.50% 2031[8]	65,150	65,300
Fannie Mae 2.50% 2032[8]	251,331	251,919
Fannie Mae 2.50% 2032[8]	177,474	177,883
Fannie Mae 2.50% 2032[8,9]	19,000	19,022
Fannie Mae 5.50% 2033[8]	2,787	3,124
Fannie Mae 5.50% 2033[8]	2,521	2,822
Fannie Mae 5.50% 2033[8]	278	312
Fannie Mae 4.50% 2034[8]	9,516	10,285
Fannie Mae 3.00% 2035[8]	34,714	35,171
Fannie Mae 3.50% 2035[8]	50,309	52,134
Fannie Mae 3.50% 2035[8]	39,685	41,227
Fannie Mae 3.50% 2035[8]	27,793	28,833
Fannie Mae 3.50% 2035[8]	27,712	28,787
Fannie Mae 3.50% 2035[8]	11,103	11,534
Fannie Mae 5.00% 2035[8]	1,011	1,108
Fannie Mae 5.50% 2035[8]	1,158	1,298
Fannie Mae 5.50% 2035[8]	641	725
American Balanced Fund — Page 20 of 32

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 6.50% 2035[8]	$2,583	$3,011
Fannie Mae 5.50% 2036[8]	236	265
Fannie Mae 5.50% 2036[8]	204	229
Fannie Mae 6.00% 2036[8]	733	826
Fannie Mae 6.00% 2037[8]	8,926	10,202
Fannie Mae 6.50% 2037[8]	1,724	1,977
Fannie Mae 6.50% 2037[8]	1,608	1,771
Fannie Mae 6.50% 2037[8]	874	961
Fannie Mae 7.00% 2037[8]	405	444
Fannie Mae 7.00% 2037[8]	393	431
Fannie Mae 7.00% 2037[8]	166	183
Fannie Mae 5.50% 2038[8]	487	544
Fannie Mae 6.50% 2038[8]	2,460	2,820
Fannie Mae 5.50% 2039[8]	77	87
Fannie Mae 6.00% 2039[8]	12,252	13,871
Fannie Mae 4.00% 2040[8]	3,482	3,689
Fannie Mae 4.50% 2040[8]	14,716	15,862
Fannie Mae 4.50% 2040[8]	12,276	13,236
Fannie Mae 4.50% 2040[8]	9,666	10,419
Fannie Mae 5.00% 2040[8]	11,021	12,034
Fannie Mae 5.00% 2040[8]	2,600	2,855
Fannie Mae 5.00% 2040[8]	1,473	1,610
Fannie Mae 5.00% 2040[8]	1,114	1,218
Fannie Mae 4.00% 2041[8]	11,806	12,498
Fannie Mae 4.00% 2041[8]	9,174	9,712
Fannie Mae 4.00% 2041[8]	8,550	9,005
Fannie Mae 4.00% 2041[8]	5,425	5,747
Fannie Mae 4.00% 2041[8]	3,288	3,475
Fannie Mae 4.00% 2041[8]	2,617	2,772
Fannie Mae 4.00% 2041[8]	1,755	1,860
Fannie Mae 4.50% 2041[8]	7,704	8,310
Fannie Mae 5.00% 2041[8]	2,318	2,536
Fannie Mae 5.00% 2041[8]	1,786	1,955
Fannie Mae 5.00% 2041[8]	1,607	1,756
Fannie Mae 5.00% 2041[8]	1,558	1,702
Fannie Mae 5.00% 2041[8]	1,407	1,539
Fannie Mae 5.00% 2041[8]	1,322	1,441
Fannie Mae 5.00% 2041[8]	1,122	1,228
Fannie Mae 5.00% 2041[8]	813	890
Fannie Mae 5.00% 2041[8]	579	636
Fannie Mae 5.00% 2041[8]	515	564
Fannie Mae 5.00% 2041[8]	429	469
Fannie Mae 5.00% 2041[8]	287	314
Fannie Mae 5.00% 2041[8]	235	256
Fannie Mae 5.00% 2041[8]	158	173
Fannie Mae 5.00% 2041[8]	140	153
Fannie Mae 5.00% 2041[8]	93	102
Fannie Mae 5.00% 2041[8]	39	42
Fannie Mae 5.00% 2041[8]	31	34
Fannie Mae 5.00% 2041[8]	26	28
Fannie Mae 3.50% 2042[8]	20,881	21,527
Fannie Mae 4.00% 2042[8]	26,535	28,113
Fannie Mae 4.00% 2042[8]	13,677	14,482
Fannie Mae 4.00% 2042[8]	9,254	9,811
Fannie Mae 4.00% 2042[8]	8,983	9,516
American Balanced Fund — Page 21 of 32

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 4.00% 2042[8]	$7,146	$7,566
Fannie Mae 4.00% 2042[8]	3,161	3,341
Fannie Mae 4.00% 2042[8]	2,195	2,321
Fannie Mae 5.00% 2042[8]	254	277
Fannie Mae 3.00% 2043[8]	30,068	30,048
Fannie Mae 3.00% 2043[8]	29,080	29,060
Fannie Mae 3.00% 2043[8]	17,450	17,438
Fannie Mae 3.00% 2043[8]	16,737	16,726
Fannie Mae 3.00% 2043[8]	16,430	16,419
Fannie Mae 3.00% 2043[8]	13,266	13,257
Fannie Mae 3.00% 2043[8]	13,259	13,246
Fannie Mae 3.00% 2043[8]	12,927	12,918
Fannie Mae 3.00% 2043[8]	10,961	10,954
Fannie Mae 3.00% 2043[8]	9,050	9,044
Fannie Mae 3.00% 2043[8]	6,874	6,870
Fannie Mae 3.00% 2043[8]	3,755	3,752
Fannie Mae 3.00% 2043[8]	3,736	3,733
Fannie Mae 3.00% 2043[8]	3,718	3,716
Fannie Mae 3.00% 2043[8]	3,588	3,585
Fannie Mae 3.50% 2043[8]	27,577	28,280
Fannie Mae 3.50% 2043[8]	18,958	19,537
Fannie Mae 3.50% 2043[8]	14,590	15,035
Fannie Mae 3.50% 2043[8]	5,462	5,629
Fannie Mae 3.50% 2043[8]	2,524	2,601
Fannie Mae 3.50% 2043[8]	1,667	1,718
Fannie Mae 4.00% 2043[8]	13,794	14,607
Fannie Mae 4.00% 2043[8]	8,379	8,869
Fannie Mae 4.00% 2043[8]	3,763	3,979
Fannie Mae 4.00% 2043[8]	2,645	2,804
Fannie Mae 4.00% 2043[8]	2,614	2,771
Fannie Mae 4.00% 2043[8]	889	943
Fannie Mae 4.00% 2043[8]	568	604
Fannie Mae 4.00% 2043[8]	511	541
Fannie Mae 4.00% 2043[8]	485	515
Fannie Mae 4.00% 2043[8]	430	457
Fannie Mae 4.00% 2043[8]	366	388
Fannie Mae 4.50% 2043[8]	15,560	16,768
Fannie Mae 3.50% 2044[8]	19,190	19,691
Fannie Mae 3.50% 2044[8]	16,787	17,211
Fannie Mae 3.50% 2044[8]	1,777	1,822
Fannie Mae 3.50% 2045[8]	21,956	22,585
Fannie Mae 4.00% 2045[8]	80,409	85,095
Fannie Mae 4.00% 2045[8]	74,165	78,483
Fannie Mae 4.00% 2045[8]	57,889	60,896
Fannie Mae 4.00% 2045[8]	41,325	43,735
Fannie Mae 4.00% 2045[8]	36,329	38,454
Fannie Mae 4.00% 2045[8]	24,478	25,910
Fannie Mae 4.00% 2045[8]	17,715	18,755
Fannie Mae 4.00% 2045[8]	14,257	14,995
Fannie Mae 3.00% 2046[8]	201,441	200,262
Fannie Mae 3.50% 2046[8]	76,888	78,857
Fannie Mae 3.50% 2046[8]	66,231	67,913
Fannie Mae 3.50% 2046[8]	35,000	35,939
Fannie Mae 3.50% 2046[8]	29,477	30,314
Fannie Mae 3.50% 2046[8]	11,625	11,924
American Balanced Fund — Page 22 of 32

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 4.00% 2046[8]	$121,626	$127,962
Fannie Mae 4.00% 2046[8]	39,227	41,279
Fannie Mae 4.00% 2046[8]	32,295	33,985
Fannie Mae 4.00% 2046[8]	5,021	5,312
Fannie Mae 4.00% 2046[8]	4,706	4,951
Fannie Mae 4.00% 2046[8]	4,283	4,507
Fannie Mae 4.00% 2046[8]	3,214	3,394
Fannie Mae 4.50% 2046[8]	4,990	5,379
Fannie Mae 4.50% 2046[8]	2,841	3,062
Fannie Mae 3.50% 2047[8,9]	75,000	76,828
Fannie Mae 4.00% 2047[8,9]	75,750	79,604
Fannie Mae 4.50% 2047[8,9]	14,750	15,862
Fannie Mae 4.50% 2047[8,9]	9,250	9,936
Fannie Mae 6.50% 2047[8]	192	213
Fannie Mae 6.50% 2047[8]	120	133
Fannie Mae 6.50% 2047[8]	80	89
Fannie Mae 7.00% 2047[8]	238	269
Fannie Mae 7.00% 2047[8]	128	145
Fannie Mae 7.00% 2047[8]	104	118
Fannie Mae 7.00% 2047[8]	88	100
Fannie Mae 7.00% 2047[8]	11	12
Fannie Mae, Series 2014-M6, Class FA, multifamily 0.823% 2017[7,8]	1,809	1,810
Fannie Mae, Series 2012-M8, multifamily 1.52% 2019[8]	8,564	8,581
Fannie Mae, Series 2012-M9, Class A2, multifamily 2.482% 2022[8]	21,843	21,783
Fannie Mae, Series 2012-M5, Class A2, multifamily 2.715% 2022[8]	14,000	14,130
Fannie Mae, Series 2014-M1, Class A2, multifamily 3.251% 2023[7,8]	16,000	16,522
Fannie Mae, Series 2013-M14, Class A2, multifamily 3.329% 2023[7,8]	19,245	19,956
Fannie Mae, Series 2014-M2, Class A2, multifamily 3.513% 2023[7,8]	16,585	17,286
Fannie Mae, Series 2014-M9, multifamily 3.103% 2024[7,8]	16,865	17,117
Fannie Mae, Series 2014-M3, Class A2, multifamily 3.472% 2024[7,8]	18,000	18,795
Fannie Mae, Series 2001-4, Class NA, 9.653% 2025[7,8]	5	5
Fannie Mae, Series 2001-20, Class D, 11.010% 2031[7,8]	1	1
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036[8]	1,184	1,033
Fannie Mae, Series 2001-T10, Class A1, 7.00% 2041[8]	238	270
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041[8]	151	170
Fannie Mae, Series 2002-W3, Class A5, 7.50% 2041[8]	304	351
Fannie Mae, Series 2002-W1, Class 2A, 6.181% 2042[7,8]	319	363
Freddie Mac 5.00% 2023[8]	2,380	2,535
Freddie Mac 5.00% 2023[8]	1,710	1,820
Freddie Mac 5.00% 2023[8]	1,087	1,157
Freddie Mac 5.00% 2023[8]	487	520
Freddie Mac 5.00% 2023[8]	477	508
Freddie Mac 5.00% 2023[8]	366	390
Freddie Mac 5.00% 2024[8]	3,100	3,317
Freddie Mac 6.50% 2027[8]	526	592
Freddie Mac 6.50% 2027[8]	283	321
Freddie Mac 6.50% 2027[8]	85	97
Freddie Mac 6.50% 2028[8]	338	382
Freddie Mac 3.00% 2031[8]	74,568	76,602
Freddie Mac 3.50% 2034[8]	55,458	57,496
Freddie Mac 3.00% 2035[8]	3,264	3,308
Freddie Mac 3.00% 2035[8]	3,192	3,244
Freddie Mac 3.50% 2035[8]	32,661	33,738
Freddie Mac 3.50% 2035[8]	31,949	33,003
Freddie Mac 3.50% 2035[8]	22,779	23,573
American Balanced Fund — Page 23 of 32

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac 5.50% 2037[8]	$341	$380
Freddie Mac 5.50% 2037[8]	64	71
Freddie Mac 5.50% 2038[8]	206	229
Freddie Mac 5.50% 2038[8]	81	91
Freddie Mac 6.00% 2038[8]	1,403	1,589
Freddie Mac 6.00% 2038[8]	180	204
Freddie Mac 5.50% 2039[8]	323	360
Freddie Mac 3.302% 2040[7,8]	65	69
Freddie Mac 4.50% 2040[8]	11,141	11,990
Freddie Mac 4.50% 2040[8]	725	782
Freddie Mac 4.50% 2041[8]	1,899	2,050
Freddie Mac 4.50% 2041[8]	1,528	1,644
Freddie Mac 4.50% 2041[8]	663	714
Freddie Mac 4.50% 2041[8]	532	574
Freddie Mac 4.50% 2041[8]	114	123
Freddie Mac 4.50% 2041[8]	89	96
Freddie Mac 5.00% 2041[8]	614	674
Freddie Mac 3.50% 2042[8]	1,736	1,788
Freddie Mac 4.00% 2042[8]	14,966	15,815
Freddie Mac 3.50% 2043[8]	1,479	1,524
Freddie Mac 4.00% 2043[8]	2,233	2,359
Freddie Mac 4.00% 2043[8]	922	973
Freddie Mac 4.00% 2043[8]	868	919
Freddie Mac 4.00% 2043[8]	734	778
Freddie Mac 4.00% 2043[8]	438	465
Freddie Mac 3.50% 2044[8]	33,110	34,083
Freddie Mac 4.00% 2044[8]	6,816	7,214
Freddie Mac 3.50% 2045[8]	41,506	42,732
Freddie Mac 4.00% 2045[8]	84,967	89,851
Freddie Mac 4.00% 2045[8]	39,725	42,069
Freddie Mac 4.00% 2045[8]	23,326	24,704
Freddie Mac 4.00% 2045[8]	13,530	14,305
Freddie Mac 3.50% 2046[8]	272,336	279,025
Freddie Mac 3.50% 2046[8]	133,738	137,026
Freddie Mac 3.50% 2046[8]	121,881	124,904
Freddie Mac 3.50% 2046[8]	84,500	86,684
Freddie Mac 3.50% 2046[8]	44,622	45,728
Freddie Mac 4.00% 2046[8]	217,405	228,470
Freddie Mac 4.00% 2046[8]	105,124	110,476
Freddie Mac 4.00% 2046[8]	32,580	34,338
Freddie Mac 4.00% 2046[8]	27,714	29,116
Freddie Mac 4.00% 2046[8]	10,294	10,878
Freddie Mac 4.00% 2046[8]	2,344	2,477
Freddie Mac 4.50% 2046[8]	3,660	3,940
Freddie Mac 4.50% 2046[8]	2,860	3,078
Freddie Mac 4.00% 2047[8,9]	30,000	31,496
Freddie Mac, Series K716, Class A2, multifamily 3.13% 2021[8]	7,560	7,863
Freddie Mac, Series KS01, Class A1, multifamily 1.693% 2022[8]	2,353	2,331
Freddie Mac, Series K019, Class A2, multifamily 2.272% 2022[8]	16,000	15,941
Freddie Mac, Series K021, Class A2, multifamily 2.396% 2022[8]	16,555	16,560
Freddie Mac, Series K025, Class A2, multifamily 2.682% 2022[8]	15,904	16,118
Freddie Mac, Series K721, Class A2, multifamily 3.090% 2022[8]	23,000	23,752
Freddie Mac, Series 2013-DN2, Class M1, 2.206% 2023[7,8]	3,442	3,458
Freddie Mac, Series K723, Class A2, multifamily 2.454% 2023[8]	29,715	29,519
Freddie Mac, Series KS01, Class A2, multifamily 2.522% 2023[8]	1,075	1,079
American Balanced Fund — Page 24 of 32

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac, Series K034, Class A1, multifamily 2.669% 2023[8]	$7,156	$7,247
Freddie Mac, Series K036, Class A2, multifamily 3.527% 2023[7,8]	16,500	17,408
Freddie Mac, Series 2013-DN1, Class M1, 4.156% 2023[7,8]	4,812	4,895
Freddie Mac, Series 2014-DN1, Class M1, 1.756% 2024[7,8]	1,723	1,725
Freddie Mac, Series 2014-HQ2, Class M1, 2.206% 2024[7,8]	5,018	5,042
Freddie Mac, Series 2014-DN2, Class M2, 2.406% 2024[7,8]	10,212	10,299
Freddie Mac, Series 2014-HQ2, Class M2, 2.956% 2024[7,8]	21,320	21,805
Freddie Mac, Series K043, Class A2, multifamily 3.062% 2024[8]	36,400	37,169
Freddie Mac, Series 2014-DN4, Class M2, 3.156% 2024[7,8]	1,786	1,793
Freddie Mac, Series 2014-HQ1, Class M2, 3.256% 2024[7,8]	8,681	8,810
Freddie Mac, Series 2015-HQ2, Class M1, 1.856% 2025[7,8]	1,360	1,363
Freddie Mac, Series K056, Class A1, multifamily 2.20% 2025[8]	23,809	23,142
Freddie Mac, Series 2015-HQ2, Class M2, 2.706% 2025[7,8]	11,200	11,373
Freddie Mac, Series K044, Class A2, multifamily 2.811% 2025[8]	13,505	13,547
Freddie Mac, Series K047, Class A2, multifamily 3.329% 2025[8]	20,000	20,743
Freddie Mac, Series K050, Class A2, multifamily 3.334% 2025[7,8]	11,440	11,860
Freddie Mac, Series 2015-HQA2, Class M1, 1.906% 2028[7,8]	301	301
Freddie Mac, Series T-041, Class 3A, 1.776% 2032[7,8]	1,574	1,729
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036[8]	2,992	2,605
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036[8]	2,022	1,782
Freddie Mac, Series 3318, Class JT, 5.50% 2037[8]	3,509	3,844
GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class AM, 5.29% 2045[7,8]	2,701	2,698
Government National Mortgage Assn. 10.00% 2021[8]	67	73
Government National Mortgage Assn. 6.00% 2038[8]	8,038	9,066
Government National Mortgage Assn. 6.50% 2038[8]	4,145	4,741
Government National Mortgage Assn. 4.00% 2039[8]	1,756	1,864
Government National Mortgage Assn. 4.00% 2039[8]	1,536	1,630
Government National Mortgage Assn. 4.00% 2039[8]	959	1,018
Government National Mortgage Assn. 4.00% 2040[8]	13,245	14,249
Government National Mortgage Assn. 4.00% 2040[8]	9,609	10,270
Government National Mortgage Assn. 4.00% 2040[8]	3,014	3,211
Government National Mortgage Assn. 4.00% 2040[8]	2,902	3,122
Government National Mortgage Assn. 4.00% 2040[8]	2,612	2,797
Government National Mortgage Assn. 4.00% 2040[8]	1,417	1,507
Government National Mortgage Assn. 4.00% 2040[8]	1,406	1,498
Government National Mortgage Assn. 4.00% 2041[8]	20,097	21,416
Government National Mortgage Assn. 4.00% 2041[8]	2,582	2,752
Government National Mortgage Assn. 4.00% 2041[8]	1,475	1,571
Government National Mortgage Assn. 4.00% 2041[8]	316	337
Government National Mortgage Assn. 4.50% 2043[8]	2,641	2,822
Government National Mortgage Assn. 4.00% 2044[8]	196	208
Government National Mortgage Assn. 4.50% 2045[8]	79,582	85,027
Government National Mortgage Assn. 4.50% 2045[8]	72,907	77,896
Government National Mortgage Assn. 4.50% 2045[8]	48,077	51,361
Government National Mortgage Assn. 4.50% 2045[8]	35,795	38,244
Government National Mortgage Assn. 4.50% 2045[8]	34,271	36,616
Government National Mortgage Assn. 4.50% 2045[8]	20,782	22,204
Government National Mortgage Assn. 4.50% 2046[8]	17,723	18,946
Government National Mortgage Assn. 4.50% 2046[8]	2,266	2,421
Government National Mortgage Assn. 5.083% 2061[8]	1,229	1,284
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A1A, 5.704% 2049[8]	31,693	32,128
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A1A, 5.793% 2045[7,8]	2,794	2,822
GS Mortgage Securities Corp. II, Series 2015-GS1, Class AAB, 3.553% 2048[8]	5,000	5,189
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class AM, 5.372% 2047[8]	11,714	11,710
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A1A, 5.431% 2047[7,8]	1,387	1,387
American Balanced Fund — Page 25 of 32

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A1A, 5.439% 2049[8]	$1,314	$1,318
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A1A, 5.713% 2049[7,8]	34,375	34,613
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4, 5.713% 2049[7,8]	18,845	18,960
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class A4, 5.716% 2051[8]	14,530	14,858
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A1A, 5.85% 2051[7,8]	11,871	12,005
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[4,8]	6,783	7,194
LB Commercial Mortgage Trust, Series 2007-C3, Class A1A, multifamily 5.873% 2044[7,8]	6,071	6,138
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A1A, 5.387% 2040[8]	29,908	29,994
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.43% 2040[8]	6,789	6,803
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class AM, 5.493% 2040[7,8]	2,675	2,697
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM, 6.114% 2040[7,8]	24,060	24,696
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class AM, 6.159% 2045[7,8]	11,575	11,953
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A4, 5.826% 2050[7,8]	7,442	7,505
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A3, 6.852% 2049[7,8]	9,221	9,334
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB, 3.557% 2047[8]	4,000	4,135
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB, 3.04% 2048[8]	3,380	3,414
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.35% 2029[4,8]	14,570	15,060
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class AM, 5.406% 2044[8]	4,500	4,497
Morgan Stanley Capital I Trust, Series 2007-IQ15, Class A4, 5.902% 2049[7,8]	15,778	16,028
Mortgage Repurchase Agreement Financing Trust, Series 2016-3, Class A1, 1.664% 2018[1,4,7,8]	46,400	46,418
National Australia Bank 2.00% 2017[4,8]	500	502
National Australia Bank 1.25% 2018[4,8]	14,120	14,071
National Australia Bank 2.00% 2019[4,8]	4,925	4,939
Nationstar HECM Loan Trust, Series 2016-3A, Class A, 2.013% 2026[4,8]	4,565	4,581
Nationstar HECM Loan Trust, Series 2016-2A, Class A, 2.239% 2026[1,4,8]	6,278	6,300
Royal Bank of Canada 2.00% 2019[8]	3,550	3,574
Royal Bank of Canada 2.20% 2019[8]	37,700	37,905
Royal Bank of Canada 1.875% 2020[8]	18,000	17,907
Royal Bank of Canada 2.10% 2020[8]	5,000	4,978
Station Place Securitization Trust, Series 2016-1, Class A, 1.756% 2048[1,7,8]	16,000	16,000
Station Place Securitization Trust, Series 2016-3, Class A, 1.856% 2048[1,4,7,8]	39,000	39,000
Swedbank AB 1.375% 2018[4,8]	925	922
Towd Point Mortgage Trust, Series 2016-4, Class A1, 2.25% 2056[4,7,8]	7,992	7,927
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342% 2043[8]	3,677	3,673
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A5, 5.50% 2047[8]	10,000	10,052
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3, 5.707% 2049[7,8]	30,864	31,053
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, 5.969% 2051[7,8]	17,000	17,207
Wells Fargo Mortgage-backed Securities Trust, Series 2005-AR10, Class IIA6, 3.010% 2035[7,8]	5,979	6,288
Westpac Banking Corp. 1.25% 2017[4,8]	800	798
Westpac Banking Corp. 1.375% 2018[4,8]	3,325	3,312
Westpac Banking Corp. 1.85% 2018[4,8]	8,300	8,308
Westpac Banking Corp. 2.00% 2019[4,8]	28,300	28,400
Westpac Banking Corp. 2.25% 2020[4,8]	12,500	12,502
Westpac Banking Corp. 2.00% 2021[4,8]	10,825	10,746
		6,308,810
Asset-backed obligations 1.14%
Aesop Funding LLC, Series 2013-2A, Class A, 2.97% 2020[4,8]	16,535	16,709
Aesop Funding LLC, Series 2015-1, Class A, 2.50% 2021[4,8]	55,500	55,078
Aesop Funding LLC, Series 2014-2A, Class A, 2.50% 2021[4,8]	18,500	18,433
Aesop Funding LLC, Series 2015-2A, Class A, 2.63% 2021[4,8]	11,665	11,524
Ally Master Owner Trust, Series 2014-4, Class A1, 1.104% 2019[7,8]	10,000	10,003
Ally Master Owner Trust, Series 2014-1, Class A1, 1.174% 2019[7,8]	6,985	6,986
Ally Master Owner Trust, Series 2014-1, Class A2, 1.29% 2019[8]	7,675	7,675
American Express Credit Account Master Trust, Series 2014-4, Class A, 1.43% 2020[8]	13,510	13,533
American Balanced Fund — Page 26 of 32

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
AmeriCredit Automobile Receivables Trust, Series 2012-4, Class C, 1.93% 2018[8]	$71	$71
AmeriCredit Automobile Receivables Trust, Series 2014-3, Class A3, 1.15% 2019[8]	3,284	3,283
AmeriCredit Automobile Receivables Trust, Series 2015-1, Class A3, 1.26% 2019[8]	7,461	7,453
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A3, 1.27% 2019[8]	5,959	5,959
AmeriCredit Automobile Receivables Trust, Series 2016-1, Class C, 2.89% 2022[8]	3,190	3,230
ARI Fleet Lease Trust, Series 2014-A, Class A2, 0.81% 2022[4,8]	205	205
Avant Loans Funding Trust, Series 2016-C, Class A, 2.96% 2019[4,8]	6,181	6,178
Avant Loans Funding Trust, Series 2016-B, Class A, 3.92% 2019[4,8]	658	660
Avant Loans Funding Trust, Series 2016-A, Class A, 4.11% 2019[4,8]	6,074	6,087
Bank of the West Auto Trust, Series 2014-1, Class A3, 1.09% 2019[4,8]	2,500	2,499
Cabela’s Master Credit Card Trust, Series 2016-1, Class A1, 1.78% 2022[8]	19,600	19,547
Capital One Multi-asset Execution Trust, Series 2014-A5, Class A, 1.48% 2020[8]	15,110	15,140
Carlyle Global Market Strategies Commodities Fund, Series 2015-1A, Class A, 2.131% 2020[1,4,7,8]	3,904	3,025
Carlyle Global Market Strategies Commodities Fund, Series 2014-1A, Class A, 2.78% 2021[1,4,7,8]	5,194	4,128
CarMaxAuto Owner Trust, Series 2014-4, Class A3, 1.25% 2019[8]	9,234	9,234
Chase Issuance Trust, Series 2016-A7, Class A, 1.06% 2019[8]	55,000	54,954
Chase Issuance Trust, Series 2016-A6, Class A6, 1.10% 2020[8]	98,630	98,407
Chesapeake Funding LLC, Series 2014-1A, Class A, 1.072% 2026[4,7,8]	7,820	7,793
Chrysler Capital Auto Receivables Trust, Series 2015-AA, Class A3, 1.22% 2019[4,8]	15,383	15,383
Chrysler Capital Auto Receivables Trust, Series 2014-AA, Class A4, 1.31% 2019[4,8]	3,235	3,236
Citi Held For Issuance, Series 2015-PM2, Class A, 2.35% 2022[4,8]	4,078	4,076
Citi Held For Issuance, Series 2015-PM3, Class A, 2.56% 2022[4,8]	1,641	1,639
Citi Held For Issuance, Series 2016-PM1, Class A, 4.65% 2025[4,8]	1,914	1,938
Citibank Credit Card Issuance Trust, Series 2008-A2, Class A2, 1.905% 2020[7,8]	8,000	8,084
Citibank Credit Card Issuance Trust, Series 2014-A6, Class A6, 2.15% 2021[8]	16,725	16,865
CLI Funding V LLC, Series 2013-2A, Class Note, 3.22% 2028[4,8]	602	583
CLI Funding V LLC, Series 2014-1A, Class A, 3.29% 2029[4,8]	4,109	3,964
CLI Funding V LLC, Series 2014-2A, Class A, 3.38% 2029[4,8]	2,733	2,629
Consumer Credit Origination Loan Trust, Series 2015-1, Class A, 2.82% 2021[4,8]	551	554
CPS Auto Receivables Trust, Series 2015-A, Class A, 1.53% 2019[4,8]	1,167	1,167
CPS Auto Receivables Trust, Series 2015-C, Class A, 1.77% 2019[4,8]	2,464	2,468
CPS Auto Receivables Trust, Series 2016-B, Class A, 2.07% 2019[4,8]	1,538	1,540
CPS Auto Receivables Trust, Series 2015-A, Class B, 2.79% 2021[4,8]	1,250	1,262
CPS Auto Receivables Trust, Series 2016-A, Class C, 3.80% 2021[4,8]	10,350	10,452
CPS Auto Receivables Trust, Series 2015-A, Class C, 4.00% 2021[4,8]	960	968
CWABS, Inc., Series 2004-BC1, Class M1, 1.506% 2034[7,8]	2,116	2,023
Discover Card Execution Note Trust, Series 2014-A4, Class A4, 2.12% 2021[8]	7,595	7,662
Drive Auto Receivables Trust, Series 2015-AA, Class B, 2.28% 2019[4,8]	2,129	2,133
Drive Auto Receivables Trust, Series 2015-BA, Class C, 2.76% 2021[4,8]	20,720	20,848
Drive Auto Receivables Trust, Series 2015-CA, Class C, 3.01% 2021[4,8]	7,910	7,979
Drive Auto Receivables Trust, Series 2015-AA, Class C, 3.06% 2021[4,8]	9,500	9,595
Drive Auto Receivables Trust, Series 2015-DA, Class C, 3.38% 2021[4,8]	20,790	21,092
Drive Auto Receivables Trust, Series 2016-AA, Class C, 3.91% 2021[4,8]	29,000	29,427
Drivetime Auto Owner Trust, Series 2015-3A, Class A, 1.66% 2019[4,8]	2,111	2,112
Drivetime Auto Owner Trust, Series 2016-2A, Class A, 1.73% 2019[4,8]	2,645	2,647
Drivetime Auto Owner Trust, Series 2016-1A, Class C, 3.54% 2021[4,8]	2,730	2,751
Enterprise Fleet Financing LLC, Series 2014-1, Class A2, 0.87% 2019[4,8]	529	529
Enterprise Fleet Financing LLC, Series 2014-1, Class A3, 1.38% 2019[4,8]	5,000	4,994
Enterprise Fleet Financing LLC, Series 2014-2, Class A2, 1.05% 2020[4,8]	4,046	4,042
Enterprise Fleet Financing LLC, Series 2015-1, Class A2, 1.30% 2020[4,8]	9,506	9,500
Enterprise Fleet Financing LLC, Series 2016-2, Class A2, 1.74% 2022[4,8]	7,795	7,775
Fifth Third Auto Trust, Series 2014-3, Class A3, 0.96% 2019[8]	3,844	3,842
Ford Credit Auto Owner Trust, Series 2014-AA3, 0.79% 2018[8]	863	863
Ford Credit Auto Owner Trust, Series 2014-1A, 2.26% 2025[4,8]	4,250	4,287
Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12% 2026[4,8]	19,800	19,827
American Balanced Fund — Page 27 of 32

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Ford Credit Auto Owner Trust, Series 2014-2A, 2.31% 2026[4,8]	$26,380	$26,599
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.03% 2027[4,8]	50,000	49,181
Ford Credit Auto Owner Trust, Series 2016-1, Class A, 2.31% 2027[4,8]	35,370	35,305
Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44% 2027[4,8]	33,450	33,747
Ford Credit Floorplan Master Owner Trust, Series 2015-1, Class A1, 1.42% 2020[8]	18,860	18,846
Ford Credit Floorplan Master Owner Trust, Series 2016-3, Class A1, 1.55% 2021[8]	22,500	22,272
Ford Credit Floorplan Master Owner Trust, Series 2015-2, Class A1, 1.98% 2022[8]	14,390	14,426
Hertz Fleet Lease Funding LP, Series 2014-1A, 1.064% 2028[4,7,8]	5,587	5,588
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A2, 1.83% 2019[4,8]	23,840	23,655
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-3A, Class A, 2.67% 2021[4,8]	18,085	18,103
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[4,8]	31,211	31,016
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 3.52% 2021[4,8]	1,263	1,253
Honda Auto Receivables Owner Trust, Series 2014-3, Class A3, 0.88% 2018[8]	5,160	5,157
MarketPlace Loan Trust, Series 2015-AV1, Class A, 4.00% 2021[1,4,8]	1,830	1,838
RAMP Trust, Series 2003-RS11, Class AI7, 4.828% 2033[8]	424	439
RAMP Trust, Series 2003-RZ4, Class A7, 5.29% 2033[7,8]	87	90
Residential Asset Securities Corp. Trust, Series 2003-KS8, Class AI6, 4.83% 2033[8]	240	254
Santander Drive Auto Receivables Trust, Series 2013-3, Class C, 1.81% 2019[8]	4,994	5,002
Santander Drive Auto Receivables Trust, Series 2014-4, Class B, 1.82% 2019[8]	4,129	4,133
Santander Drive Auto Receivables Trust, Series 2013-2, Class C, 1.95% 2019[8]	3,866	3,872
Santander Drive Auto Receivables Trust, Series 2014-2, Class C, 2.33% 2019[8]	5,000	5,026
Santander Drive Auto Receivables Trust, Series 2013-A, Class C, 3.12% 2019[4,8]	735	740
Santander Drive Auto Receivables Trust, Series 2015-5, Class B, 1.96% 2020[8]	4,500	4,511
Santander Drive Auto Receivables Trust, Series 2014-1, Class C, 2.36% 2020[8]	10,235	10,279
Santander Drive Auto Receivables Trust, Series 2013-4, Class C, 3.25% 2020[8]	776	781
Santander Drive Auto Receivables Trust, Series 2015-2, Class C, 2.44% 2021[8]	15,310	15,429
Santander Drive Auto Receivables Trust, Series 2016-2, Class C, 2.66% 2021[8]	5,555	5,572
Santander Drive Auto Receivables Trust, Series 2015-5, Class C, 2.74% 2021[8]	17,985	18,132
Santander Drive Auto Receivables Trust, Series 2015-3, Class C, 2.74% 2021[8]	125	126
Santander Drive Auto Receivables Trust, Series 2015-4, Class C, 2.97% 2021[8]	7,100	7,170
SMB Private Education Loan Trust, Series 2015-A, Class A2A, 2.49% 2027[4,8]	2,100	2,082
Social Professional Loan Program LLC, Series 2015-C, Class A1, 1.806% 2035[4,7,8]	5,510	5,545
Social Professional Loan Program LLC, Series 2015-D, Class A2, 2.72% 2036[4,8]	20,163	20,303
South Carolina Student Loan Corp., Series 2014-1, Class A1, 1.367% 2030[7,8]	4,550	4,437
South Carolina Student Loan Corp., Series 2014-1, Class A2, 1.617% 2033[7,8]	12,240	11,857
South Carolina Student Loan Corp., Series 2014-1, Class B, 2.117% 2035[7,8]	3,350	2,902
TAL Advantage V LLC, Series 2013-1A, Class A, 2.83% 2038[4,8]	2,766	2,632
TAL Advantage V LLC, Series 2013-2A, Class A, 3.55% 2038[4,8]	6,215	6,034
TAL Advantage V LLC, Series 2014-3A, Class A, 3.27% 2039[4,8]	689	658
TAL Advantage V LLC, Series 2014-2A, Class A2, 3.33% 2039[4,8]	15,039	14,504
TAL Advantage V LLC, Series 2014-1A, Class A, 3.51% 2039[4,8]	7,632	7,359
Utility Debt Securitization Auth., Series 2013-T, 2.042% 2021[8]	3,510	3,525
Utility Debt Securitization Auth., Series 2013-T, 3.435% 2025[8]	2,625	2,716
Verizon Owner Trust, Series 2016-1A, Class A, 1.42% 2021[4,8]	18,945	18,832
Verizon Owner Trust, Series 2016-2A, Class A, 1.68% 2021[4,8]	16,300	16,237
Volkswagen Auto Loan Enhanced Trust, Series 2014-2, Class A3, 0.95% 2019[8]	25,723	25,665
Westlake Automobile Receivables Trust, Series 2016-1A, Class C, 3.29% 2021[4,8]	4,500	4,547
World Financial Network Credit Card Master Note Trust, Series 2015-A, Class A, 1.184% 2022[7,8]	2,625	2,631
World Omni Auto Receivables Trust, Series 2014-B, Class A3, 1.14% 2020[8]	6,271	6,266
		1,155,804
Federal agency bonds & notes 0.64%
CoBank, ACB 1.563% 2022[4,7]	25,105	24,164
Fannie Mae 0.875% 2018	10,000	9,973
Fannie Mae 1.00% 2019	100,000	98,686
American Balanced Fund — Page 28 of 32

Bonds, notes & other debt instruments Federal agency bonds & notes (continued)	Principal amount (000)	Value (000)
Fannie Mae 1.00% 2019	$15,000	$14,904
Fannie Mae 1.375% 2021	30,000	29,190
Fannie Mae 2.125% 2026	45,510	43,142
Fannie Mae 6.25% 2029	4,000	5,336
Federal Farm Credit Banks 0.786% 2017[7]	31,250	31,266
Federal Home Loan Bank 0.875% 2018	77,140	76,898
Federal Home Loan Bank 0.875% 2018	50,000	49,701
Federal Home Loan Bank 1.875% 2020	25,660	25,919
Federal Home Loan Bank 3.375% 2023	16,840	17,983
Federal Home Loan Bank 5.50% 2036	600	788
Freddie Mac 0.75% 2018	38,120	37,907
Freddie Mac 0.75% 2018	22,612	22,545
Freddie Mac 0.875% 2019	100,000	98,738
Freddie Mac 1.125% 2019	15,000	14,942
Private Export Funding Corp. 3.55% 2024	25,897	27,752
Tennessee Valley Authority, Series B, 3.50% 2042	14,750	14,464
		644,298
Bonds & notes of governments & government agencies outside the U.S. 0.23%
Caisse d’Amortissement de la Dette Sociale 1.125% 2017[4]	9,205	9,205
CPPIB Capital Inc. 1.25% 2019[4]	23,300	22,979
FMS Wertmanagement 1.625% 2018	5,000	5,016
Israel (State of) 3.15% 2023	35,000	35,603
Landwirtschaftliche Rentenbank 1.75% 2019	8,880	8,910
Manitoba (Province of) 3.05% 2024	13,500	13,771
Ontario (Province of) 3.20% 2024	10,000	10,273
Spain (Kingdom of) 4.00% 2018[4]	54,950	56,234
Swedish Export Credit Corp. 2.875% 2023[4]	3,000	2,992
United Mexican States 3.60% 2025	32,600	31,508
United Mexican States 4.125% 2026	26,650	26,503
United Mexican States 5.55% 2045	15,000	15,394
		238,388
Municipals 0.20%
State of California, Industry Public Facs. Auth., Tax Allocation Rev. Ref. Bonds (Civic - Recreational-Industrial Redev. Project No. 1), Series 2015-A, Assured Guaranty Municipal insured, 3.821% 2022	11,640	12,125
State of California, Los Angeles Community College Dist. (County of Los Angeles), G.O. Build America Bonds, 2008 Election, Series 2010-E, 6.60% 2042	15,000	20,862
State of California, Veterans G.O. Ref. Bonds, Series 2015-CM, AMT, 2.45% 2031	2,240	2,232
State of Connecticut, Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-A-1, 4.00% 2044	1,640	1,720
State of Connecticut, Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-C-1, 4.00% 2044	2,100	2,187
State of Connecticut, Housing Fin. Auth., Housing Mortgage Fin. Program Rev. Ref. Bonds, Series 2013-B-2, 4.00% 2032	1,530	1,619
State of Connecticut, Housing Fin. Auth., Housing Mortgage Fin. Program Rev. Ref. Bonds, Series 2015-C-1, 3.50% 2045	3,840	3,984
State of Florida, Housing Fin. Corp., Homeowner Mortgage Rev. Bonds, Series 2011-C, 4.50% 2030	175	182
State of Florida, Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 2.995% 2020	4,000	4,098
State of Georgia, Housing and Fin. Auth., Single Family Mortgage Bonds, Series 2013-A, 3.00% 2043	55	55
State of Georgia, Housing and Fin. Auth., Single Family Mortgage Bonds, Series 2015-A-1, 3.50% 2045	2,105	2,184
State of Georgia, Housing and Fin. Auth., Single Family Mortgage Bonds, Series 2015-B-1, 3.50% 2045	930	965
State of Illinois, Housing Dev. Auth., Housing Rev. Bonds, Series 2013-A, 2.45% 2043[8]	999	986
State of Illinois, Housing Dev. Auth., Multifamily Housing Rev. Notes (Marshall Field Garden Apartment Homes), 1.72% 2050 (put 2025)[7]	6,500	6,434
American Balanced Fund — Page 29 of 32

Bonds, notes & other debt instruments Municipals (continued)	Principal amount (000)	Value (000)
State of Iowa, Fin. Auth., Single Family Mortgage Bonds (Mortgage-backed Securities Program), Series 2013-1, 2.15% 2043[8]	$632	$591
State of Kentucky, Housing Corp., Housing Rev. Bonds, Series 2013-D, 3.50% 2033	1,105	1,143
State of Maine, Housing Auth., Mortgage Purchase Rev. Ref. Bonds, Series 2014-A-1, AMT, 3.25% 2043	710	724
State of Maine, Housing Auth., Mortgage Purchase Rev. Ref. Bonds, Series 2014-C-1, AMT, 3.50% 2044	745	775
State of Maine, Housing Auth., Mortgage Purchase Rev. Ref. Bonds, Series 2015-E-1, AMT, 3.50% 2035	6,495	6,697
State of Maryland, Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Bonds, Series 2014-B, AMT, 3.25% 2044	3,575	3,659
State of Maryland, Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Ref. Bonds, Series 2014-E, 2.857% 2040	3,145	3,122
State of Massachusetts, Housing Fin. Agcy., Single Family Housing Rev. Bonds, Series 167, 4.00% 2043	505	523
State of Massachusetts, Housing Fin. Agcy., Single Family Housing Rev. Bonds, Series 178, 3.50% 2042	950	987
State of Massachusetts, Housing Fin. Agcy., Single Family Housing Rev. Ref. Bonds, Series 177, AMT, 4.00% 2039	2,590	2,719
State of Michigan, City of Detroit, Sewage Disposal System Rev. Ref. Bonds, Series 2006-D, Assured Guaranty Municipal insured, 1.167% 2032[7]	5,000	4,349
State of Michigan, Fin. Auth., Local Government Loan Program Rev. Bonds (City of Detroit Fin. Recovery Income Tax Local Project), Series 2014-F-2, 4.60% 2022	9,000	9,149
State of Michigan, Fin. Auth., Student Loan Rev. Ref. Bonds, Series 2015-B-1, 1.511% 2030[7,8]	8,558	8,328
State of Minnesota, Housing Fin. Agcy., Homeownership Fin. Bonds (GNMA and FNMA Pass-Through Program), Series 2012-B, 2.25% 2042[8]	1,104	1,097
State of Minnesota, Housing Fin. Agcy., Homeownership Fin. Bonds (GNMA and FNMA Pass-Through Program), Series 2013-A, 2.35% 2043[8]	1,177	1,146
State of Minnesota, Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2013-A, AMT, 3.00% 2031	240	243
State of Minnesota, Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2014-B, 4.00% 2038	1,095	1,156
State of Minnesota, Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2014-C, AMT, 4.00% 2045	8,265	8,652
State of Minnesota, Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2015-A, AMT, 4.00% 2041	880	925
State of Minnesota, Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2015-E, AMT, 3.50% 2046	3,160	3,258
State of Mississippi, Home Corp., Single Family Mortgage Rev. Bonds, Series 2009-A-2, 5.00% 2039	290	307
State of Missouri, Housing Dev. Commission, Single Family Mortgage Rev. Bonds (Special Homeownership Loan Program), Series 2014-A, 4.00% 2041	1,250	1,303
State of Missouri, Housing Dev. Commission, Single Family Mortgage Rev. Bonds (Special Homeownership Loan Program), Series 2015-A, 3.75% 2038	1,110	1,160
State of Montana, Board of Housing, Single Family Mortgage Bonds, Series 2015-B-2, AMT, 3.50% 2042	1,445	1,493
State of Nebraska, Investment Fin. Auth., Single Family Housing Rev. Bonds, Series 2013-E, 3.00% 2043	240	244
State of Nebraska, Investment Fin. Auth., Single Family Housing Rev. Bonds, Series 2013-E, 3.00% 2043	355	361
State of Nebraska, Investment Fin. Auth., Single Family Housing Rev. Bonds, Series 2015-C, 3.50% 2045	1,865	1,931
State of New Jersey, Econ. Dev. Auth., School Facs. Construction Rev. Ref. Bonds, Series 2015-YY, 4.447% 2020	12,000	12,126
State of New Jersey, Transportation Trust Fund Auth., Transportation System Rev. Ref. Bonds, Series 2013-B, 1.758% 2018	15,250	14,914
State of New York, Mortgage Agcy., Homeowner Mortgage Rev. Bonds, Series 52, AMT, 3.50% 2030	2,605	2,686
State of North Dakota, Housing Fin. Agcy., Housing Fin. Program Bonds (Home Mortgage Fin. Program), Series 2015-B, 4.00% 2036	2,965	3,125
State of Oklahoma, Housing Fin. Agcy., Single Family Mortgage Rev. Bonds (Homeownership Loan Program), Series 2012-A, 5.00% 2043	685	732
State of Pennsylvania, Housing Fin. Agcy., Single Family Mortgage Rev. Bonds, Series 2015-118-A, AMT, 3.50% 2040	5,295	5,456
Territory of Puerto Rico, Electric Power Auth., Power Rev. Ref. Bonds, Series UU, Assured Guaranty Municipal insured, 1.087% 2029[7]	10,200	7,738
State of South Carolina, Housing Fin. Auth., Mortgage Rev. Ref. Bonds, AMT, 4.00% 2041	3,850	4,042
State of South Dakota, Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2013-E, AMT, 4.00% 2044	580	603
American Balanced Fund — Page 30 of 32

Bonds, notes & other debt instruments Municipals (continued)	Principal amount (000)	Value (000)
State of South Dakota, Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2014-F, 4.00% 2034	$1,140	$1,183
State of South Dakota, Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2015-D, 4.00% 2045	3,380	3,590
State of Tennessee, Housing Dev. Agcy., Homeownership Program Rev. Ref. Bonds, Issue 2015-A, 3.50% 2045	1,635	1,702
State of Tennessee, Housing Dev. Agcy., Residential Fin. Program Bonds, AMT, 4.00% 2046	4,120	4,323
State of Tennessee, Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2013-2-A, AMT, 4.00% 2043	725	752
State of Tennessee, Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2015-1-A, AMT, 4.00% 2045	3,665	3,856
State of Utah, Housing Corp., Single Family Mortgage Bonds, Class III, Series 2015-D-2, 4.00% 2045	1,945	2,054
State of Washington, Housing Fin. Commission, Single Family Program Bonds, Series 2014-1-N, 3.00% 2037	515	525
State of Washington, Housing Fin. Commission, Single Family Program Rev. Ref. Bonds, Series 2013-1-N, 3.00% 2043	165	168
State of Washington, Housing Fin. Commission, Single Family Program Rev. Ref. Bonds, Series 2015-A-R, AMT, 3.50% 2038	4,915	5,072
State of Wisconsin, Housing and Econ. Dev. Auth., Home Ownership Rev. Bonds, Series 2015-A, AMT, 4.00% 2045	3,050	3,179
State of Wyoming, Community Dev. Auth., Housing Rev. Bonds, Series 2015-6, 4.00% 2045	910	963
		204,464
Miscellaneous 0.07%
Other bonds & notes in initial period of acquisition		71,633
Total bonds, notes & other debt instruments (cost: $34,905,316,000)		34,859,370
Short-term securities 4.43%
Apple Inc. 0.55%–0.63% due 1/11/2017–2/1/2017[4]	200,000	199,940
CAFCO, LLC 1.06%–1.22% due 2/23/2017–4/4/2017[4]	43,100	43,020
Chariot Funding, LLC 1.00% due 1/17/2017[4]	25,000	24,993
Chevron Corp. 0.53%–0.82% due 1/17/2017–3/2/2017[4]	269,000	268,843
Ciesco LLC 1.08% due 3/27/2017[4]	50,000	49,885
Estée Lauder Companies Inc. 0.74% due 2/13/2017[4]	50,000	49,960
Federal Farm Credit Banks 0.50%–0.61% due 3/6/2017–7/6/2017	254,000	253,555
Federal Home Loan Bank 0.31%–0.56% due 1/3/2017–5/26/2017	2,155,475	2,153,724
Jupiter Securitization Co., LLC 0.85% due 1/9/2017[4]	43,000	42,994
Microsoft Corp. 0.74%–0.82% due 2/14/2017–2/21/2017[4]	192,200	192,044
Private Export Funding Corp. 0.56% due 1/12/2017[4]	50,000	49,991
Svenska Handelsbanken Inc. 1.02% due 2/21/2017[4]	50,000	49,949
U.S. Treasury Bills 0.39%–0.51% due 1/5/2017–3/30/2017	864,200	863,705
Walt Disney Co. 0.73% due 2/24/2017[4]	43,900	43,857
Wells Fargo Bank, N.A. 1.01% due 1/18/2017	100,000	100,022
Westpac Banking Corp. 1.04% due 2/15/2017[4]	100,000	99,900
Total short-term securities (cost: $4,486,128,000)		4,486,382
Total investment securities 100.24% (cost: $80,151,207,000)		101,374,471
Other assets less liabilities (0.24)%		(244,411)
Net assets 100.00%		$101,130,060
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
American Balanced Fund — Page 31 of 32

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $1,820,903,000, which represented 1.80% of the net assets of the fund. This amount includes $1,620,838,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $4,040,401,000, which represented 4.00% of the net assets of the fund.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $336,000, which represented less than .01% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Coupon rate may change periodically.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[9]	Purchased on a TBA basis.

Key to abbreviations
ADR = American Depositary Receipts
Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Facs. = Facilities
Fin. = Finance
G.O. = General Obligation
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue
TBA = To-be-announced
Refer to the fund’s current shareholder report for additional disclosures.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-011-0217O-S54098	American Balanced Fund — Page 32 of 32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

American Balanced Fund:

We have audited the accompanying statement of assets and liabilities of American Balanced Fund (the “Fund”), including the summary schedule of investments, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of December 31, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of American Balanced Fund as of December 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

February 8, 2017

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN BALANCED FUND

By /s/ Gregory D. Johnson
Gregory D. Johnson, Vice Chairman, President and Principal Executive Officer

Date: February 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Gregory D. Johnson
Gregory D. Johnson, Vice Chairman, President and Principal Executive Officer

Date: February 28, 2017

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: February 28, 2017